THE STRONG                                   [PIE CHART OF ASSET
GROWTH FUNDS                                   DIVERSIFICATION
                                              EMPHASIZING STOCKS]
SEMI-ANNUAL REPORT o JUNE 30, 1997



                              THE STRONG VALUE FUND
                          ----------------------------
                           THE STRONG OPPORTUNITY FUND
                          ----------------------------
                             THE STRONG MID CAP FUND
                          ----------------------------
                          THE STRONG COMMON STOCK FUND
                          ----------------------------
                             THE STRONG GROWTH FUND
                          ----------------------------
                            THE STRONG DISCOVERY FUND
                          ----------------------------
                            THE STRONG SMALL CAP FUND




                                 [STRONG LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

--------------------------------------------------------------------------------
[PICTURE OF FOLDER LABELED INVESTMENTS]

1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

--------------------------------------------------------------------------------
[PICTURE OF CLOCK]

2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

--------------------------------------------------------------------------------
[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]

3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

--------------------------------------------------------------------------------
[PICTURE OF MEMO REMINDER TO INVEST]

4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

--------------------------------------------------------------------------------
[PICTURE OF GRAPH SLOPING UPWARD]

5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

--------------------------------------------------------------------------------
[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]

6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

--------------------------------------------------------------------------------
[PICTURE OF DOLLAR SIGN]

7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

--------------------------------------------------------------------------------
[PICTURE OF MAGNIFYING GLASS]

8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

THE STRONG
GROWTH FUNDS

SEMI-ANNUAL REPORT o JUNE 30, 1997


                                TABLE OF CONTENTS


INVESTMENT REVIEWS
     The Strong Value Fund ................................................2

     The Strong Opportunity Fund ..........................................4

     The Strong Mid Cap Fund ..............................................6

     The Strong Common Stock Fund .........................................8

     The Strong Growth Fund ..............................................10

     The Strong Discovery Fund ...........................................12

     The Strong Small Cap Fund ...........................................14


FINANCIAL INFORMATION
     Schedules of Investments in Securities

         The Strong Value Fund ...........................................16

         The Strong Opportunity Fund .....................................17

         The Strong Mid Cap Fund .........................................19

         The Strong Common Stock Fund ....................................21

         The Strong Growth Fund ..........................................23

         The Strong Discovery Fund .......................................25

         The Strong Small Cap Fund .......................................27

     Statements of Assets and Liabilities ................................30

     Statements of Operations ............................................31

     Statements of Changes in Net Assets .................................32

     Notes to Financial Statements .......................................34


FINANCIAL HIGHLIGHTS .....................................................37

THE STRONG VALUE FUND


WE'VE BEEN BOOSTING OUR POSITION IN FINANCIALS, GIVING US GREATER EXPOSURE TO AN INDUSTRY THAT IS POSITIONED TO BENEFIT FROM THE CURRENT ECONOMIC CLIMATE.

The Strong Value Fund seeks capital growth. The Fund invests primarily in equity securities, seeking through fundamental analysis those companies whose share prices do not fully reflect their value, or companies that are selling at a discount relative to their historical price or to other companies in the same industry.

To identify  value,  our research team looks for  catalysts--such  as management
changes,  corporate  restructurings,   or  underlying  shifts  in  a  particular
industry--that we believe may signal a resurgence in the stock's price or earnings.

The Fund may invest in companies of any size, but it currently emphasizes medium- and large-size firms.

========================================
          ASSET ALLOCATION
  Based on net assets as of 6-30-97
========================================
[PIE CHART]

Stocks                        87.0%
Short-Term Investments        13.0%
========================================

LARGE GROWTH STOCKS CONTINUE TO LEAD THE WAY
The markets made a record upward drive over the past six months, interrupted only by a hiccup in late March and early April when the Fed's interest-rate hike temporarily raised fears of rising inflation and interest rates. Growth stocks--particularly the largest, priciest companies-- dominated the market, while smaller companies and value stocks of all sizes lagged considerably.

This market clearly presented challenges given our investment discipline. For the six months ended June 30, the Fund returned 12.48%, while the Russell 1000 Value Index returned 17.68%.*(1) It has been difficult to find compelling values, and we have added few new issues in recent months. When we have found stocks at attractive values, they have tended to be among companies that are restructuring or going through management changes. These include Providian Financial and ADT (which recently merged with Tyco International).

====================================================
               TOP FIVE INDUSTRIES
                  As of 6-30-97
====================================================

INDUSTRY                       % OF NET ASSETS
---------------------------------------------------
Media-Radio/TV                       4.7%
 ...................................................
Diversified Operations               4.5%
 ...................................................
Telecommunication Service            4.0%
 ...................................................
Commercial Service                   3.5%
 ...................................................
Finance-Miscellaneous                3.4%
 ...................................................

Please see the Schedule of Investments in
Securities for a complete listing of the
Fund's portfolio.
====================================================

THE CURRENT ENVIRONMENT
Trends driving the economy and the market include rising productivity, global competition, strong corporate profits, and low inflation. Technology has changed information flows for companies. Information regarding sales, inventory levels, and capacity changes--whether on a global or local level--are relayed instantaneously, helping manufacturers and retailers to avoid overstocking and shortages. Even though the Fund does not generally invest directly in technology stocks (in an effort to manage volatility), we do look for firms that can benefit from technological innovations.

Global competition, combined with productivity and technology gains, has helped to maintain low inflation. Also giving a boost to the environment for stock investing is the imbalance between the demand and supply of equities. Further supporting the market is a stable political environment. The Clinton administration and Congress have been fiscally prudent, giving comfort to the capital markets.

HOW THE ENVIRONMENT AFFECTS OUR CHOICES
In this economy of low inflation, low unemployment, and high consumer confidence, consumer spending has risen only moderately. Following this trend, we have been slowly de-emphasizing the consumer sector, particularly retailers. In addition, we've been boosting our position in financials, giving us greater exposure to an industry that is positioned to benefit from the current economic climate.


================================================================================
                           FIVE LARGEST STOCK HOLDINGS
                                 As of 6-30-97
================================================================================
                                                                   % OF NET
SECURITY                      INDUSTRY                              ASSETS
--------------------------------------------------------------------------------
Fluor Corporation             Engineering and Construction            3.2%
 ................................................................................
Ford Motor Company            Automobile                              2.8%
 ................................................................................
Vornado Realty Trust          Real Estate                             2.5%
 ................................................................................
Duke Power Company            Electric Power                          2.2%
 ................................................................................
CNF Transportation, Inc.      Trucking                                2.1%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
================================================================================

CONTINUING WITH OUR VALUE-STOCK DISCIPLINE
Our discipline is to buy stocks near the low end of their valuation range, and sell them as they reach the upper end. Several stocks, including TIG Holdings and Kimberly Clark, were sold out of the Fund for precisely this reason. In addition, we sell stocks that fail to meet our expectations for improvement, and thus no longer represent a good value. Although our approach cannot insulate the Fund entirely from any downturns, it does help the Fund to avoid some of the market's widest swings.

Our investment approach has kept us from fully participating in the recent large-cap growth-driven bull market. In sticking with our investment criteria and price discipline, however, we're maintaining a strategy that we believe can deliver strong returns over the long term while managing risk effectively.

OUTLOOK
We do not anticipate much change in the near term environment which, while positive, can make it difficult to find stocks at attractive valuations. Investors' optimistic assumptions have largely been factored into stock prices.

Nonetheless, with much of the market at near record levels, there's plenty of room for downside movement, whether the cause be a series of earnings reports below expectations or some other negative piece of short-term news. As in the past, we would view such volatility as an opportunity to buy high-quality companies whose prices have fallen to attractive levels.

Thank you for your investment in the Strong Value Fund. We appreciate your confidence, and look forward to helping you pursue your long-term growth goals.

Sincerely,

/s/ Laura J. Sloate

Laura J. Sloate



/s/ Jeffrey B Cohen

Jeffrey B. Cohen
Portfolio Managers
[PHOTO OF LAURA J. SLOATE & JEFFREY B. COHEN]

================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-29-95 to 6-30-97
================================================================================
[GRAPH]
                                   Lipper Growth
      THE STRONG     S & P 500       and Income
      VALUE FUND    Stock Index*    Funds Index*
12-95   10,000         10,000          10,000
3-96    10,869         10,536          10,574
6-96    11,073         11,009          10,845
9-96    11,187         11,349          11,195
12-96   11,681         12,295          12,068
3-97    11,753         12,625          12,271
6-97    13,140         14,830          13,992

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


================================================
              AVERAGE ANNUAL
              TOTAL RETURNS(1)
               As of 6-30-97
================================================

         1-YEAR           18.67%

SINCE INCEPTION           19.97%
(on 12-29-95)
================================================


--------------------------------------------------------------------------------
* The Russell 1000 Value Index is an unmanaged index that contains securities from the Russell 1000 Index with a less-than-average growth orientation. The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P and the Russell index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

THE STRONG OPPORTUNITY FUND


THIS FUND IS POSITIONED TO DO WELL WHEN SOFTNESS HITS THE MARKET'S CURRENT LEADERS, AND CONTINUE TO KEEP PACE IN A HEALTHY MARKET ENVIRONMENT.

The Strong Opportunity Fund seeks capital growth. The Fund invests at least 70% of its net assets in equity securities, emphasizing small companies that the Fund's Advisor believes are under-researched and attractively valued.

For the six months ended June 30, the market was very strong, but it was also narrow, with the bulk of the S&P 500's returns coming from 10 to 12 of its largest stocks. Most of the market posted modest returns, and even losses. Nonetheless, we were able to deliver a return of 9.60% for the six months, compared with the S&P 500's 20.61% return and the S&P MidCap 400's 12.99%.*(1)

========================================
          ASSET ALLOCATION
  Based on net assets as of 6-30-97
========================================
[PIE CHART]

Stocks                        92.0%
Short-Term Investments         8.0%
========================================


====================================================
                TOP FIVE SECTORS
                  As of 6-30-97
====================================================

SECTOR                       % OF NET ASSETS
----------------------------------------------------
Technology                        21.0%
 ....................................................
Financial                         14.0%
 ....................................................
Energy                            11.9%
 ....................................................
Consumer Cyclical                  8.4%
 ....................................................
Basic Material                     7.8%
 ....................................................

Please see the Schedule of Investments in Securities
for a complete  listing of the Fund's portfolio.
====================================================

AN UNUSUAL MARKET

The market has been an aberration, in that it's been driven by just a few stocks. Momentum has played a much larger role in many stocks' performance than their underlying fundamentals. Investors in this narrow group of stocks could be paying more than what the companies are worth--and that's different from what we try to do with the Opportunity Fund.

Our private value approach to investing means that we look at stocks as if we were considering buying the entire company--and then compare the price we'd be willing to pay with the current stock price. The current market, marked by high demand for equity securities in general, makes it harder to find underfollowed, undervalued stocks as you move up the market-capitalization ladder. That presents a challenge for the Opportunity Fund, which focuses on mid-cap stocks as well as smaller companies.

SPECIFIC AREAS OF FOCUS HAVE WORKED WELL
Although the momentum for larger companies predominated for most of the past six months, there has been some broadening out in the market recently. For example, small-cap stocks experienced some strength in May. Much of the small-cap market had been so beaten down that they enjoyed a rebound. The portfolio benefited from this rally because few of our smaller stocks had been battered--so their increases in the May upturn weren't offset by an earlier decline.

Our significant overweighting in media stocks has begun to pay off. Our picks in this sector did well in May and June, on the heels of Microsoft's announcement that it would invest $1 billion in cable television operations. The position we've built up in foreign stocks has also performed well.

We have built a long record of success based on a discipline of looking for opportunities in underfollowed sectors and buying stocks cheaply. This has been a good strategy over the long term, but of late it has presented opportunity costs as the market's attention has fled toward the largest, best-known companies. We're not going to change a proven strategy because of a narrowly focused market, however. As the correction in late March and early April showed, markets can change quickly. This Fund is positioned to do well when softness hits the market's current leaders, and continue to keep pace in a healthy market environment.

================================================================================
                           FIVE LARGEST STOCK HOLDINGS
                                 As of 6-30-97
================================================================================
                                                                   % OF NET
SECURITY                      INDUSTRY                              ASSETS
--------------------------------------------------------------------------------
Comcast Corporation           Media-Radio/TV                         1.9%
Class A
 ................................................................................
McKesson Corporation          Healthcare-Medical Supply              1.6%
 ................................................................................
Cabot Corporation             Chemical-Specialty                     1.6%
 ................................................................................
Sybron International          Healthcare-Medical Supply              1.5%
Corporation
 ................................................................................
NIPSCO Industries, Inc.       Electric Power                         1.5%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
================================================================================

OUTLOOK
Currently, the market is enjoying the best of all worlds. The domestic economy is strong, inflation is low, and favorable conditions reign in most foreign markets. With such a positive environment, if the market were ever to be at a high, it would be now. Investors really shouldn't focus on whether the market is too high; rather, they should think about whether the world will remain as solid as it has been recently.

Our strategy should serve investors especially well if we experience more challenging markets in the coming months. The portfolio has been assembled with a strong eye toward valuations, and it focuses on quiet or ignored sectors of the market. A market downturn would likely punish momentum-driven stocks, while we would expect stocks out of the limelight to fare better.

We're renewing our focus on high-quality companies. At times, this may mean paying somewhat more for a stock than we might have been willing to in the past. This is not a shift in strategy. It's a refinement that is designed to help the Fund prosper in the current environment. When few stocks are cheap on an absolute basis, it's necessary to look for companies at reasonable valuations with strong management teams and competitive positions.

Thank you for your investment in the Strong Opportunity Fund. We look forward to helping you pursue your important financial goals.

Sincerely,


/s/Richard T. Weiss

Richard T. Weiss



/s/Marina Carlson

Marina Carlson
Portfolio Managers
[PHOTO OF RICHARD T. WEISS & MARINA CARLSON]


================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-85 to 6-30-97
================================================================================
[GRAPH]

       THE STRONG
       OPPORTUNITY    S & P 500      Lipper Growth
          FUND       Stock Index*    Funds Index*
12-85    10,000         10,000          10,000
12-86    15,990         11,866          11,558
12-87    17,893         12,489          11,935
12-88    20,840         14,563          13,621
12-89    24,694         19,178          17,364
12-90    21,903         18,583          16,423
12-91    28,845         24,244          22,390
12-92    33,850         26,091          24,099
12-93    41,022         28,721          26,986
12-94    42,325         29,100          26,562
12-95    53,868         40,036          35,235
12-96    63,637         49,228          41,394
6-97     69,475         59,373          47,769

This graph,  provided in  accordance  with SEC  regulations,  compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================


================================================
              AVERAGE ANNUAL
              TOTAL RETURNS(1)
               As of 6-30-97
================================================

     1-YEAR                   20.34%

     5-YEAR                   19.40%

    10-YEAR                   12.90%

SINCE INCEPTION               18.40%
(on 12-31-85)
================================================


--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the market for the stocks of mid-sized U.S. companies. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

THE STRONG MID CAP FUND


WE BELIEVE THAT THE MID-CAPITALIZATION SECTOR OF THE MARKETPLACE HAS THE POTENTIAL TO PROVIDE INVESTORS WITH SUPERIOR RETURNS OVER TIME.

The Strong Mid Cap Fund seeks capital growth. The Fund invests primarily in stocks of companies that have midsize market capitalizations. While these stocks can be very volatile over short time periods, they have the potential to amply reward investors over time.

In general, the Fund tends to invest in high-growth companies, rather than low-priced value-style stocks. Growth companies typically offer the benefits of talented management, strong balance sheets, healthy sales and accelerating earnings growth.

========================================
          ASSET ALLOCATION
  Based on net assets as of 6-30-97
========================================
[PIE CHART]

Stocks                        95.8%
Short-Term Investments         4.2%
========================================


====================================================
                TOP FIVE SECTORS
                  As of 6-30-97
====================================================

SECTOR                       % OF NET ASSETS
----------------------------------------------------
Technology                   40.6%
 ....................................................
Retail                       12.8%
 ....................................................
Healthcare                   12.6%
 ....................................................
Consumer Cyclical             7.8%
 ....................................................
Energy                        6.9%
 ....................................................

Please see the Schedule of Investments in Securities
for a complete  listing of the Fund's portfolio.
====================================================

MIDSIZE  STOCKS HAD A DIFFICULT  FIRST HALF

The  Fund's  underperformance  in the  first  half of the year  relative  to its benchmark, the S&P MidCap 400, reflects its growth style. The entire mid-capitalization sector of the market-place experienced a severe correction through the first four months of 1997, driven by fears that stronger than expected economic growth would lead to rising inflation and interest rates. The decline among the higher-growth, higher-priced companies in the mid-cap market during these first four months was much deeper than the decline in the S&P
MidCap 400. The technology sector, in which the Fund is overweighted, was particularly hard hit. As a result, the Fund's return of 1.04% for the six months lagged the S&P MidCap 400's gain of 12.99%.*(1)

The breadth and depth of the decline in mid caps in the first four months approached levels last seen in the summer and fall of 1990. The 1990 correction signaled the end of an extended period of underperformance for mid-cap stocks. The recent decline appears similar--we believe it signaled the end of a correction that began in the summer of 1996. Small-cap stocks performed strongly in May and June, reversing much of the declines from January through April. For the year to date, however, they still lag the S&P 500 by a wide margin.

By the end of April, valuations in mid-size, high growth stocks had become extraordinarily compelling. Many stocks were cheaper relative to their rate of earnings growth than they had been since 1990. We used the buying opportunity to further improve the quality of the portfolio. We remain overweighted in technology and health care, and underweighted in financials, utilities and energy. These weightings reflect our bias toward companies that have strong and consistent earnings growth.


THE CASE FOR MID CAPS
We believe that the mid-capitalization sector of the marketplace has the potential to provide investors with superior returns over time. This belief rests on several premises that are structural as well as cyclical:

o    The global  landscape of the 1990s is one of rapid  change.  The removal of tariffs as barriers to trade and the rise of new economic powers such as China imply that successful companies in the future will require flexibility, agility, and innovation to capitalize on what seems to be an ever more quickly changing world.

     This changing landscape plays to the strengths of mid-size companies, many of which have developed new business models involving strategic relationships around the world. These models capitalize on the flexibility and agility inherent in mid-size companies so that their ability to seek out opportunities in advance of their larger brethren become significant competitive advantages, while their small size, in today's free market environment, is no longer a disadvantage.

o Mid-capitalization stocks are a relatively new phenomenon as a separate asset class. Currently, they represent less than 10% of the U.S. stock market in terms of capitalization. It is an asset class that offers attractive risk/return characteristics. Companies of this size offer significantly more growth potential than larger-capitalization stocks, but have more mature and consistent business models than small-capitalization stocks. Historically, they move with smaller-capitalization stocks' cycles, and over long periods of time, they have delivered returns almost comparable with that of the small-cap sector with less risk. In an era of greater overall volatility and concern about risk, these characteristics may make them ideal investments for those seeking greater returns than larger-cap stocks but a lower risk profile than smaller-cap stocks. We believe that as the characteristics of this asset class are better understood, it will attract more investor attention.

o The potential reward profile of this sector of the market continues to be outstanding. The valuations of mid-size companies are below those of large-cap stocks, but the mid-cap sector is expected to have higher growth rates over the next 12 months.

As we approach the beginning of the next century, we are truly in the midst of a global, structural transformation that has tremendous cultural, political, social and economic implications. New technological and economic leaders will emerge. Our strategy seeks to capture these trends and identify these companies before the market fully uncovers them.

We believe that mid-size growth companies are exceptionally well positioned to take advantage of these major changes. We also believe they will positively surprise investors by showing continued improvement in profitability and raw earnings power for the foreseeable future. Clearly, those companies that are on the cutting edge of the change curve will lead the way. We believe the Fund is well positioned to take advantage of these opportunities.

Thank you for your investment in the Strong Mid Cap Fund. We appreciate your support and look forward to serving your investment needs in the future.

Sincerely,


/s/Mary Lisanti

Mary Lisanti



/s/Jeffrey M.K. Bernstein

Jeffrey M.K. Bernstein
Portfolio Managers
[PHOTO OF MARY LISANTI & JEFFREY M.K. BERNSTEIN]

================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-96 to 6-30-97
================================================================================
[GRAPH]

       THE STRONG        S & P MidCap      Lipper Mid Cap
      MID CAP FUND     400 Stock Index*     Funds Index*
12-96    10,000            10,000              10,000
1-97     10,500            10,375              10,327
2-97      9,890            10,290               9,935
3-97      8,963             9,851               9,337
4-97      8,823            10,106               9,510
5-97      9,814            10,990              10,466
6-97     10,104            11,299              10,819

This graph,  provided in  accordance  with SEC  regulations,  compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's MidCap 400 Stock Index and the Lipper Mid Cap Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================

================================================
              TOTAL RETURN(1)
               As of 6-30-97
================================================

SINCE INCEPTION                    1.04%
(on 12-31-96)
================================================


--------------------------------------------------------------------------------
* The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Mid Cap Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.

THE STRONG COMMON STOCK FUND


FOR THE SIX MONTHS ENDED JUNE 30, THE MARKET WAS VERY STRONG, BUT IT WAS ALSO NARROW.

The Strong Common Stock Fund seeks capital growth. The Fund invests at least 80% of its net assets in equity securities, emphasizing small companies that the Fund's Advisor believes are under-researched and attractively valued.

For the six months ended June 30, the market was very strong, but it was also narrow, with the bulk of the S&P 500's returns coming from just 10 to 12 of its largest stocks. Most of the market posted modest returns, and even losses. Nonetheless, the Fund was able to deliver a return of 14.93% for the six months. That figure is well ahead of our benchmark, the Russell 2000 Index, which returned 10.20% for the same period.*(1)

========================================
          ASSET ALLOCATION
  Based on net assets as of 6-30-97
========================================
[PIE CHART]

Stocks                        95.5%
Short-Term Investments         4.5%
========================================


====================================================
                TOP FIVE SECTORS
                  As of 6-30-97
====================================================

SECTOR                       % OF NET ASSETS
----------------------------------------------------
Technology                        23.9%
 ....................................................
Consumer Cyclical                 14.6%
 ....................................................
Energy                            13.0%
 ....................................................
Capital Equipment                  9.7%
 ....................................................
Financial                          8.3%
 ....................................................

Please see the Schedule of Investments in Securities
for a complete listing of the Fund's portfolio.
====================================================

AN UNUSUAL MARKET
The market has been an aberration, in that it's been driven by just a few stocks. Momentum has played a larger role in many stocks' performance than their underlying fundamentals. Investors in this narrow group of stocks could be paying more than the companies are worth--and that's different from what we try to do with the Common Stock Fund.

Our private value approach to investing means that we look at stocks as if we were considering buying the entire company--and then compare the price we'd be willing to pay with the current stock price. Finding stocks that trade significantly below this private value is easier among the smaller companies that are this Fund's focus.

SPECIFIC AREAS OF FOCUS HAVE WORKED WELL
Although the momentum for larger companies predominated for most of the past six months, there has been some broadening out recently. For example, small-cap stocks experienced some strength in May. Much of the small-cap market had been so beaten down that it enjoyed a rebound. The portfolio benefited from this rally because few of our smaller stocks had been battered--so their increases in May weren't offset by an earlier decline.

Our significant overweighting in media stocks has begun to pay off. Our picks in this sector did well in May and June, on the heels of Microsoft's announcement that it would invest $1 billion in cable television operations.

The position we've built up in foreign stocks has also performed well. We're pleased with our small position in Latin American companies, which seem to have good prospects going forward, along with our Canadian stocks.

We have built a long record of success based on a discipline of looking for opportunities in underfollowed sectors and buying stocks cheaply. This has been a good strategy over the long term, but of late it has presented opportunity costs as the market's attention has fled toward the largest, best-known companies. We're not going to change a proven strategy because of unusual market conditions, however. As the correction in late March and early April showed, markets can change quickly. This Fund is positioned to do well when softness hits the market's current leaders, and to continue to keep pace in a healthy market environment.

================================================================================
                           FIVE LARGEST STOCK HOLDINGS
                                 As of 6-30-97
================================================================================
                                                                   % OF NET
SECURITY                      INDUSTRY                              ASSETS
--------------------------------------------------------------------------------
Data General Corporation      Computer-Personal                      1.8%
                              and Workstation
 ................................................................................
Unifi, Inc.                   Shoe and Apparel                       1.6%
                              Manufacturing
 ................................................................................
WellPoint Health              Healthcare-Patient Care                1.5%
Networks, Inc.
 ................................................................................
Falcon Drilling               Oil Well Equipment                     1.4%
Company, Inc.                 and Service
 ................................................................................
Nautica Enterprises, Inc.     Shoe and Apparel                       1.4%
                              Manufacturing
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
================================================================================

OUTLOOK
Currently, the market is enjoying the best of all worlds. The domestic economy is strong, inflation is low, and favorable conditions reign in most foreign markets. With such a positive environment, if the market were ever to be at a high, it would be now. Investors really shouldn't focus on whether the market is too high; rather, they should think about whether the world will remain as solid as it has been recently.

Our strategy should serve investors especially well if we experience more challenging conditions in the coming months. The portfolio has been assembled with a strong eye toward valuations, and it focuses on quiet or ignored sectors of the market. A market downturn would likely punish momentum-driven stocks, while we would expect stocks out of the limelight to fare better.

We're renewing our focus on high-quality companies. At times, this may mean paying somewhat more for a stock than we might have been willing to in the past. This is not a shift in strategy. It's a refinement that is designed to help the Fund prosper in the current environment. When few stocks are cheap on an absolute basis, it's necessary to look for companies at reasonable valuations with strong management teams and competitive positions.

We welcome our new shareholders who joined us when the Fund briefly reopened to IRA investors this spring. We look forward to helping you, as well as our longtime investors, to pursue your financial goals. Thank you for your investment in the Strong Common Stock Fund.

Sincerely,


/s/Richard T. Weiss

Richard T. Weiss


/s/Marina Carlson

Marina Carlson
Portfolio Managers
[PHOTO OF RICHARD T. WEISS & MARINA CARLSON]

================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-29-89 to 6-30-97
================================================================================
[GRAPH]

      THE STRONG
     COMMON STOCK    S & P 500    Lipper Growth
         FUND       Stock Index*   Fund Index*
12-89   10,000         10,000        10,000
12-90   10,100          9,689         9,458
12-91   15,864         12,641        12,894
12-92   19,160         13,604        13,879
12-93   23,987         14,975        15,541
12-94   23,871         15,173        15,297
12-95   31,609         20,875        20,292
12-96   38,077         25,668        23,838
6-97    43,764         30,958        27,510

This graph,  provided in  accordance  with SEC  regulations,  compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.
================================================================================


================================================
              AVERAGE ANNUAL
              TOTAL RETURNS(1)
               As of 6-30-97
================================================

     1-YEAR                        28.18%

     3-YEAR                        23.48%

     5-YEAR                        22.98%

SINCE INCEPTION                    21.75%
(on 12-29-89)
================================================


--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P and the Russell index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

THE STRONG GROWTH FUND


WE'RE SEEING THE MARKET MOVE MORE TOWARD THE STYLE OF INVESTING THAT HAS ALLOWED THIS FUND TO POST STRONG RETURNS IN THE RECENT PAST.

The Strong Growth Fund seeks capital growth. The Fund invests primarily in equity securities that the Fund's Advisor believes have above-average growth prospects.

========================================
          ASSET ALLOCATION
  Based on net assets as of 6-30-97
========================================
[PIE CHART]

Stocks                        98.8%
Short-Term Investments         1.2%
========================================


====================================================
                TOP FIVE SECTORS
                  As of 6-30-97
====================================================

SECTOR                       % OF NET ASSETS
----------------------------------------------------
Technology                        32.9%
 ....................................................
Healthcare                        15.9%
 ....................................................
Financial                         12.5%
 ....................................................
Consumer Cyclical                  8.7%
 ....................................................
Capital Equipment                  8.6%
 ....................................................

Please see the Schedule of Investments in Securities
for a complete listing of the Fund's portfolio.
====================================================

A NARROW, BUT BROADENING MARKET
The past six months have been challenging for Funds not solely tied to large-cap stocks. That's because the market has been driven primarily by a rush to the very largest companies in the market. Even the S&P 500, itself a somewhat exclusive group of 500 of the largest companies, has seen its performance driven by just a handful of its biggest stocks. Thus the benchmark has become less and less reflective of what's happening in the broader market.*

What's very positive is that, after some time, we're finally seeing the market move more toward the style of investing that has allowed this Fund to post strong returns in the recent past. Perhaps the clearest evidence of this broadening of the market's strength is our return for the second quarter of this year, a healthy 17.70%. That slightly exceeds the S&P 500's return for the same period. Given that our return for the six months ended June 30 is 9.66% (compared with the S&P's 20.61%), that signifies a real improvement in the broader market-- and in the type of stocks we pick.(1)

WHAT'S DRIVING THE FUND
Taking a look at some of the stocks that have driven our return to form say much about the criteria we use as we invest.

o Pharmaceuticals maker Warner-Lambert, currently our largest holding, has been on a tear with the early success of two new drugs, Lipitor (for high blood cholesterol) and Rezulin (an oral diabetes medication). These are projected to become some of the fastest growing new drugs ever. We selected Warner-Lambert not only for its strong fundamentals and its reasonable valuation, but also for the strength and improvement we perceived in its competitive position. In addition to these two new products, the company has several other new drugs in the pipeline, as well as an array of successful, established brands.

     Our investment in Warner-Lambert also reflects one of the recurring themes of this Fund: investing in health-care related companies, which stand to benefit from the aging U.S. population. We continue to overweight this sector.

o Kohl's, a department store chain, is a smaller but still important stock for the Fund. Based in our back yard in Menomonee Falls, Kohl's has been steadily picking up steam. Its expansion in the Washington-Philadelphia corridor has been successful, and its comparable-store sales have enjoyed double-digit growth. Our focus on the company's financial strength, and our direct, on-site research, helped us to select this stock at an attractive valuation.

================================================================================
                           FIVE LARGEST STOCK HOLDINGS
                                 As of 6-30-97
================================================================================
                                                                   % OF NET
SECURITY                      INDUSTRY                              ASSETS
--------------------------------------------------------------------------------
Warner-Lambert Company        Healthcare-                            2.7%
                              Drug/Diversified
 ................................................................................
Danka Business Systems        Office Automation                      2.2%
PLC Sponsored ADR
 ................................................................................
Eli Lilly & Company           Healthcare-                            1.9%
                              Drug/Diversified
 ................................................................................
Tellabs, Inc.                 Telecommunication                      1.9%
                              Equipment
 ................................................................................
Visio Corporation             Computer Software                      1.6%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
================================================================================

o Oil services and drilling has been an important sector. We've been investing with this theme for the past few years, and it appears to us that it still has a couple of years left to run. Driving this sector has been new exploration; as this activity has paid off with new oil reserves, it has added to these companies' earnings power.

o We've also enjoyed success as the market has favored other longtime themes of ours, including technology and financials.

We've always asked investors to consider the Strong Growth Fund a long-term investment, and that's how we'll continue to invest ourselves. We will stick with what we consider to be the best strategy for the long term--looking among small-, medium-, and large-cap companies for the highest-quality firms with reasonable valuations in sectors that are poised for growth. We believe we have positioned the portfolio to benefit from the broadening of the bull market that has begun, and that we anticipate will continue.

We thank you for your investment with the Strong Growth Fund, and appreciate your continued support. We look forward to helping you pursue your important financial goals for years to come.

Sincerely,


/s/ Ron Ognar

Ron Ognar
Portfolio Manager
[PHOTO OF RON OGNAR]

================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-93 to 6-30-97
================================================================================
[GRAPH]

        THE STRONG     S & P 500     Lipper Growth
       GROWTH FUND    Stock Index*    Funds Index*
12-93     10,000         10,000          10,000
12-94     11,726         10,132           9,842
12-95     16,535         13,939          13,056
12-96     19,763         17,140          15,338
6-97      21,672         20,672          17,701

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================


================================================
              AVERAGE ANNUAL
              TOTAL RETURNS(1)
               As of 6-30-97
================================================

      1-YEAR                  11.52%

      3-YEAR                  26.78%

SINCE INCEPTION               24.73%
(on 12-31-93)
================================================


--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

THE STRONG DISCOVERY FUND


OVERALL, THE RECENT MARKET ENVIRONMENT REMINDS US OF 1990 AND 1991.

The Strong Discovery Fund seeks to provide investors with capital growth, a goal we pursue by investing in a diversified portfolio of small-, mid-, and larger-cap stocks. Our investment approach combines number-crunching analysis with direct research, including on-site visits. Through frequent discussions with management, suppliers, customers and competitors, we believe we can identify vital aspects of companies that aren't reflected in their historical financial statements--or their stock prices.

========================================
          ASSET ALLOCATION
  Based on net assets as of 6-30-97
========================================
[PIE CHART]

Stocks                        93.9%
Convertible Securities         0.2%
Short-Term Investments         5.9%

The Fund's asset allocation does not
reflect any futures positions held
by the Fund.
========================================

The Discovery Fund's portfolio measures up well under the key criteria we use when selecting stocks--good businesses, good managements and attractive valuations. In general, we are pleased with the quality and performance of the companies in the portfolio. With few exceptions, they have been meeting or exceeding their profit targets. We are also pleased with the valuation of the portfolio, especially compared with the high valuations being accorded the large companies that dominate the S&P 500 Index. As the following table illustrates, the Fund's average valuation--as measured by its price/earnings ratio--is slightly below the S&P 500's. Based on our analysis of the companies in the portfolio, we estimate the portfolio's earnings growth potential to be more than three times that of the S&P 500. By concentrating on companies with superior growth potential, we seek to produce superior investment results over time.

                           P/E RATIO           ESTIMATED
FUND                      (1998 EARNINGS)      EARNINGS GROWTH(1)
--------------------------------------------------------------------------------
Strong Discovery Fund      17.9x                 24.3%
S&P 500 Index              18.8x                  7.8%

In our investment process, we make forward-looking decisions. Our job is to position the portfolio for what we expect to happen, not to chase after the market sectors or stocks that have recently performed best. We continue to believe that small- and medium-size growth stocks offer the most opportunity looking forward. In hindsight, however, our decision to emphasize this group was premature. As a result, our 4.01% total return for the first half of 1997 trailed the 20.61% return of the S&P 500 and the 10.16% return of our peer group, the Lipper Capital Appreciation Funds Index. Including this year's performance through June, the Discovery Fund's average annual total return since its 12-31-87 inception is 16.32%, which keeps us ahead of our peer group's average annual return of 14.82%. But it puts us below the S&P's average annual gain since our inception-- a figure we have historically surpassed--of 17.83%.*(2)

Overall, the recent market environment reminds us of 1990 and 1991. Then as now, investors moved toward indexation--trying to replicate the S&P 500 without regard for the merits of the individual companies or their prices. Eventually this cycle came to an end, creating an opportunity for investors willing to consider stocks outside the S&P 500's largest. We were able to capitalize on the situation then, and posted a 67.6% gain for 1991, versus a 30.5% return for the S&P 500. We have currently positioned the Fund to benefit from what may be a similar scenario.

Thank you for your investment in the Strong Discovery Fund. We appreciate your support, and are committed to earning it.

Sincerely,


/s/Richard S. Strong

Richard S. Strong



/s/Chip Paquelet

Charles A. Paquelet
Portfolio Managers
[PHOTO OF RICHARD S. STRONG & CHARLES A. PAQUELET]

================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-87 to 6-30-97
================================================================================
[GRAPH]

                                       Lipper Capital
          THE STRONG      S & P 500     Appreciation
        DISCOVERY FUND   Stock Index*   Funds Index*
12-87       10,000         10,000          10,000
12-88       12,445         11,660          11,284
12-89       15,427         15,355          14,478
12-90       15,005         14,878          13,351
12-91       25,150         19,411          18,366
12-92       25,638         20,890          19,754
12-93       31,332         22,996          22,865
12-94       29,552         23,300          22,303
12-95       39,884         32,055          29,350
12-96       40,438         39,415          33,737
6-97        42,061         47,538          37,166

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Capital Appreciation Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.
================================================================================


================================================
              AVERAGE ANNUAL
              TOTAL RETURNS(2)
               As of 6-30-97
================================================

     1-YEAR                   7.62%

     3-YEAR                  14.63%

     5-YEAR                  12.77%

SINCE INCEPTION              16.32%
(on 12-31-87)
================================================


--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Earnings growth has been estimated for a projected five-year period. The Discovery Fund's earnings growth estimate has been generated from our own analysis of the portfolio's individual securities as of June 30, 1997. The earnings growth projection for the S&P 500 has been based on a consensus of earnings estimates from six Wall Street investment firms as shown by Bloomberg dated June 30, 1997.

2 Average annual total return and total return measure change in the value of an investment, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

THE STRONG SMALL CAP FUND


BY THE END OF APRIL, VALUATIONS IN SMALLER, HIGH GROWTH STOCKS HAD BECOME EXTRAORDINARILY COMPELLING.

The Strong Small Cap Fund seeks capital growth. The Fund invests primarily in stocks of companies that have small market capitalizations. While these stocks can be very volatile over short time periods, they have the potential to amply reward investors over time.

In general, the Fund tends to invest in high-growth companies rather than low-priced value-style stocks. Growth companies typically offer the benefits of talented management, strong balance sheets, healthy sales, and accelerating earnings growth.

========================================
          ASSET ALLOCATION
  Based on net assets as of 6-30-97
========================================
[PIE CHART]

Stocks                        95.4%
Short-Term Investments         4.6%

========================================


====================================================
                TOP FIVE SECTORS
                  As of 6-30-97
====================================================

SECTOR                       % OF NET ASSETS
----------------------------------------------------
Technology                         39.7%
 ....................................................
Healthcare                         16.3%
 ....................................................
Retail                             15.2%
 ....................................................
Capital Equipment                  13.2%
 ....................................................
Financial                          4.4%
 ....................................................

Please see the Schedule of Investments in Securities
for a complete listing of the Fund's portfolio.
====================================================


SMALL COMPANY STOCKS HAD A DIFFICULT FIRST HALF
The Fund's underperformance in the first half of the year relative to its benchmark, the Russell 2000, reflects its growth style. The entire small capitalization sector of the marketplace experienced a severe correction through the first four months of 1997, driven by fears that stronger than expected economic growth would lead to rising inflation and interest rates. The decline in the higher-growth, higher-price sector of the small-cap market during these first four months was much deeper than the decline in the Russell 2000. The technology sector, in which the Fund is overweighted, was particularly hard hit. As a result, the Fund's returns for the six months of -8.85% lagged the Russell's 10.20% gain.*(1)

The breadth and depth of the decline in small caps in the first four months approached levels last seen in the summer and fall of 1990. The 1990 correction signaled the end of an extended period of underperformance for small-cap stocks. The recent decline appears similar--we believe it signaled the end of a correction that began in the summer of 1996. Small cap stocks performed strongly in May and June, reversing much of the declines from January through April. For the year to date, however, they still lag the S&P 500 by a wide margin.

By the end of April, valuations in smaller, high growth stocks had become extraordinarily compelling. Many stocks were cheaper relative to their rate of earnings growth than they had been since 1990. We used the buying opportunity to further improve the quality of the portfolio. We remain overweighted in technology and health care, and underweighted in financials, utilities, and energy. These weightings reflect our bias toward companies that have strong and consistent earnings growth. In choosing stocks, we concentrated on those that fit our highly defined investment criteria:

o We build our portfolio based on broad secular trends affecting the economic, societal, and demographic landscape. These overarching themes--which help the portfolio reflect where the world is headed--include the aging of America, the move toward increased leisure time and the technological revolution. Having identified these themes, we emphasize companies that we believe are best able to capitalize on them.

o Firms must pass our extensive database screening, which focuses on aspects such as a company's price/earnings ratio relative to its growth rate. This helps us identify a preliminary universe of companies with promising characteristics. It also helps us capitalize on the market's volatility, because we're able to add to or initiate positions in such companies during periods of price weakness.

o Prospective purchases must measure up from a fundamental research standpoint. This research includes on-site visits with senior management, and factors that help us gauge a company's ability to provide consistently strong earnings and revenue growth.

We also employ a strict sell discipline to help manage risk.

OUR OUTLOOK FOR THE NEAR TERM
Given their strong earnings outlook and extremely reasonable valuations, we believe smaller-cap stocks, and particularly smaller-cap growth stocks, are positioned to outperform the general market through the rest of 1997 and into 1998. The economic environment remains benign. Many smaller growth stocks sell at significant discounts to their earnings growth. As these companies continue to deliver earnings growth in excess of the S&P 500, we believe investor confidence will increase and valuations will rise. We believe the portfolio is well positioned to outperform in the coming months, given that the average company in the portfolio trades at what historically has been the steepest discount we have seen on high-quality companies. Nonetheless, because small companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.


LOOKING FURTHER AHEAD
As we approach the beginning of the next century, we are truly in the midst of a structural transformation with tremendous worldwide cultural, political, social and economic implications. We believe several of these structural changes play to the strengths of smaller companies.

o TECHNOLOGY AS THE GREAT LEVELER. Technology is eliminating the size advantage that many large companies have traditionally enjoyed relative to smaller companies. Today, with technological solutions, a small company can often go global as quickly and effectively as a large corporation.

o RAPID GLOBAL CHANGE. Mature economies, led by the United States, are moving from the Industrial Age to the Information Age. The world is no longer composed of three trading blocks that move in lockstep with each other. In a climate of rapid change, successful companies must be flexible, agile, and innovative. We believe these traits reside to a larger extent in smaller companies, because their entrepreneurial cultures typically enable them to react quickly and decisively.

Thank you for your investment in the Strong Small Cap Fund. We appreciate your support and we look forward to serving your investment needs in the future.

Sincerely,


/s/ Mary Lisanti

Mary Lisanti
Portfolio Manager
[PHOTO OF MARY LISANTI]

================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-29-95 to 6-30-97
================================================================================
[GRAPH]

                                              Lipper
          THE STRONG       S & P 500         Small Cap
        SMALL CAP FUND    Stock Index*      Funds Index*
12-95       10,000           10,000            10,000
3-96        11,728           10,536            10,563
6-96        12,468           11,009            11,407
9-96        12,398           11,349            11,552
12-96       12,269           12,295            11,450
3-97        10,055           12,625            10,359
6-97        11,183           14,829            12,126

This graph,  provided in  accordance  with SEC  regulations,  compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500"), and the Lipper Small Cap Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================


================================================
              AVERAGE ANNUAL
              TOTAL RETURNS(1)
               As of 6-30-97
================================================

      1-YEAR                  -10.31%

SINCE INCEPTION                 7.74%
(on 12-29-95)
================================================


--------------------------------------------------------------------------------
* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Small Cap Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P and the Russell index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

SCHEDULES OF INVESTMENTS IN SECURITIES               June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG VALUE FUND
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS 83.7%
AEROSPACE & DEFENSE 0.2%
McDonnell Douglas Corporation                        2,500   $  171,250

AUTOMOBILE 2.8%
Ford Motor Company                                  54,700    2,064,925

BANK - MONEY CENTER 1.6%
Chase Manhattan Corporation                         12,100    1,174,456

BANK - SUPER REGIONAL 1.0%
Banc One Corporation                                14,500      702,344

BROKERAGE & INVESTMENT MANAGEMENT 1.1%
Berkshire Hathaway, Inc. Class B (b)                   534      843,720

CHEMICAL 1.7%
IMC Global, Inc.                                    36,900    1,291,500

CHEMICAL - SPECIALTY 1.4%
Engelhard Corporation                               29,000      607,188
Morton International, Inc.                          13,500      407,531
                                                             ----------
                                                              1,014,719
COMMERCIAL SERVICE 3.5%
ACNielsen Corporation (b)                           11,366      223,058
ADT, Ltd. (b)                                       46,400    1,531,200
Dun & Bradstreet Corporation                        24,500      643,125
Reynolds & Reynolds Company Class A                 10,000      157,500
                                                             ----------
                                                              2,554,883
DIVERSIFIED OPERATIONS 4.5%
Allied Signal, Inc.                                 18,200    1,528,800
Corning, Inc.                                       17,300      962,313
E.I. du Pont de Nemours & Company                   13,400      842,525
                                                             ----------
                                                              3,333,638
ELECTRIC POWER 3.4%
Duke Power Company                                  34,435    1,650,728
Public Service Company of Colorado                   2,500      103,750
Sierra Pacific Resources                            22,400      716,800
                                                             ----------
                                                              2,471,278
ELECTRICAL EQUIPMENT 2.2%
AMP, Inc.                                            2,000       83,500
General Electric Company                             9,400      614,525
Honeywell, Inc.                                     11,800      895,325
                                                             ----------
                                                              1,593,350
ELECTRONIC PRODUCTS - MISCELLANEOUS 1.0%
General Motors Corporation Class H                  12,200      704,550

ENGINEERING & CONSTRUCTION 3.2%
Fluor Corporation                                   42,800    2,362,025

FINANCE - MISCELLANEOUS 3.4%
American Express Company                             9,500      707,750
Morgan Stanley, Dean Witter, Discover & Company     28,300    1,218,669
Providian Financial Corporation (b)                 17,000      546,125
                                                             ----------
                                                              2,472,544
FOOD 3.3%
CPC International, Inc.                              7,700      710,806
General Mills, Inc.                                  8,900      579,613
IBP, Inc.                                           48,900    1,136,925
                                                             ----------
                                                              2,427,344
HEALTHCARE - DRUG/DIVERSIFIED 1.1%
Eli Lilly & Company                                  7,700      841,706

HEALTHCARE - PATIENT CARE 1.5%
Vencor, Inc. (b)                                    26,200    1,106,950

HOUSEHOLD APPLIANCES & FURNISHINGS 1.9%
Sunbeam Corporation                                 36,300    1,370,325

INSURANCE - ACCIDENT & HEALTH 0.9%
Provident Companies, Inc.                           12,800      684,800

INSURANCE - DIVERSIFIED 1.5%
American General Corporation                        23,800    1,136,450

INSURANCE - LIFE 0.1%
Hartford Life, Inc. Class A (b)                      2,000       75,000

LEISURE PRODUCT 1.7%
Eastman Kodak Company                               16,100    1,235,675

LEISURE SERVICE 3.3%
Hilton Hotels Corporation                           36,900      980,156
International Game Technology                       73,500    1,304,625
Ticketmaster Group, Inc. (b)                        10,000      166,250
                                                             ----------
                                                              2,451,031
MEDIA - PUBLISHING 0.7%
Scholastic Corporation (b)                          15,000      525,000
John Wiley & Sons, Inc.                                500       16,938
                                                             ----------
                                                                541,938
MEDIA - RADIO/TV 4.7%
Comcast Corporation Class A                         35,400      756,675
Cox Communications, Inc. Class A (b)                62,000    1,488,000
HSN, Inc. (b)                                       37,905    1,184,530
                                                             ----------
                                                              3,429,205
NATURAL GAS DISTRIBUTION 1.9%
Enron Corporation                                   33,600    1,371,300

OFFICE AUTOMATION 2.0%
Xerox Corporation                                   18,500    1,459,188

OIL - INTERNATIONAL INTEGRATED 1.7%
Santa Fe International Corporation (b)              37,600    1,278,400

OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 2.5%
Enron Oil & Gas Company                             19,900      360,688
Union Pacific Resources Group, Inc.                 59,458    1,479,017
                                                             ----------
                                                              1,839,705
PAPER & FOREST PRODUCTS 2.0%
Champion International Corporation                  14,900      823,225
Union Camp Corporation                              13,000      650,000
                                                             ----------
                                                              1,473,225
PERSONAL & COMMERCIAL LENDING 1.7%
Associates First Capital Corporation                22,700    1,259,850

POLLUTION CONTROL 0.4%
Waste Management, Inc.                               9,300      298,763

RAILROAD 1.7%
Burlington Northern Santa Fe Corporation            10,000      898,750
Union Pacific Corporation                            4,500      317,250
                                                             ----------
                                                              1,216,000
REAL ESTATE 2.4%
National Golf Properties, Inc.                      15,000      521,250
Charles E. Smith Residential Realty, Inc.           12,000      346,500
Vornado Realty Trust                                12,900      930,412
                                                             ----------
                                                              1,798,162
RETAIL - DEPARTMENT STORE 1.8%
Federated Department Stores, Inc. (b)               38,600    1,341,350

RETAIL - DRUG STORE 1.9%
Rite Aid Corporation                                27,600    1,376,550

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG VALUE FUND (continued)
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
RETAIL - FOOD CHAIN 0.2%
Albertson's, Inc.                                    4,000  $   146,000

RETAIL - MAJOR CHAIN 0.1%
Wal-Mart Stores, Inc.                                3,000      101,438

RETAIL - RESTAURANT 1.4%
McDonald's Corporation                              20,900    1,009,731

RETAIL - SPECIALTY 2.1%
CUC International, Inc. (b)                         44,600    1,151,237
The Hertz Corporation (b)                           12,100      435,600
                                                            -----------
                                                              1,586,837
SHOE & APPAREL MANUFACTURING 1.0%
Polo Ralph Lauren Corporation (b)                   26,000      711,750

TELECOMMUNICATION SERVICE 4.0%
AirTouch Communications, Inc. (b)                   24,600      673,425
Paging Network, Inc. (b)                            70,000      614,687
U.S. West, Inc. Media Group (b)                     10,000      202,500
WorldCom, Inc. (b)                                  44,400    1,420,800
                                                            -----------
                                                              2,911,412
TELEPHONE 1.1%
GTE Corporation                                     18,000      789,750

TRUCKING 2.1%
CNF Transportation, Inc.                            47,800    1,541,550
                                                            -----------
TOTAL COMMON STOCKS (COST $52,062,954)                       61,566,567

CONVERTIBLE PREFERRED STOCKS 3.3%
AirTouch Communications, Inc. Class B 6.00%         22,000      627,000
Kmart Financing I Trust Securities 7.75%            16,900      927,388
Vornado Realty Trust Series A $3.25                 17,200      911,600
                                                            -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $2,366,484)                                           2,465,988

PREFERRED STOCKS 0.0%
Fresenius National Medical Care, Inc. Class D (b)
  (COST $0)                                          8,500          489

SHORT-TERM INVESTMENTS (a) 13.2%
COMMERCIAL PAPER 1.7%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.27%                      $      100          100
Johnson Controls, Inc., 5.31%                    1,001,100    1,001,100
Wisconsin Electric Power Company, 5.33%            251,600      251,600
                                                            -----------
                                                              1,252,800
REPURCHASE AGREEMENT 11.5%
Goldman, Sachs & Company (Dated 6/30/97),
  5.75%, Due 7/01/97 (Repurchase proceeds
  $8,501,358); Collateralized by: $7,925,000
  United States Treasury Bonds, 7.50%,
  Due 11/15/24(Market value $8,677,875)(f)       8,500,000    8,500,000
                                                            -----------
TOTAL SHORT-TERM INVESTMENTS
  (COST $9,752,800)                                           9,752,800
                                                            -----------
TOTAL INVESTMENTS IN SECURITIES
  (COST $64,182,238) 100.2%                                  73,785,844
Other Assets and Liabilities, Net (0.2%)                       (191,194)
                                                            -----------
NET ASSETS 100.0%                                           $73,594,650
                                                            ===========


                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                            NET ASSETS
----------------------------------------------------------------
United States ........................................ 98.1%
Bermuda ..............................................  2.1
Other Assets and Liabilities, Net .................... (0.2)
                                                      ------
Total                                                 100.0%
                                                      ======


--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS 91.9%
AIRLINE 0.3%
Air New Zealand, Ltd. Class B                    1,313,010  $ 4,016,629
Korean Airline Company, Ltd. (b)                    50,000      942,438
                                                            -----------
                                                              4,959,067
BANK - MONEY CENTER 3.2%
BankAmerica Corporation                            346,000   22,338,625
Deutsche Bank AG                                    55,500    3,240,946
Fuji Bank, Ltd.                                    169,000    2,535,811
Grupo Financiero Banamex Accival SA de CV (b)      992,000    2,607,893
Toronto - Dominion Bank                            855,000   25,484,028
                                                            -----------
                                                             56,207,303
BANK - REGIONAL 1.0%
Mercantile Bancorporation, Inc.                    300,000   18,225,000

BANK - SUPER REGIONAL 4.1%
Barnett Banks, Inc.                                504,000   26,460,000
First Union Corporation                            248,500   22,986,250
Mellon Bank Corporation                            511,700   23,090,463
                                                            -----------
                                                             72,536,713
BEVERAGE - SOFT DRINK 0.2%
Coca-Cola Amatil, Ltd.                             110,000    1,426,379
Pepsi-Gemex SA de CV GDR (b)                       114,800    1,435,000
                                                            -----------
                                                              2,861,379
CHEMICAL - SPECIALTY 1.6%
Cabot Corporation                                  983,800   27,915,325

COMPUTER - PERIPHERAL EQUIPMENT 2.3%
American Power Conversion Corporation (b)        1,100,000   20,900,000
Seagate Technology, Inc. (b)                       575,000   20,232,813
                                                            -----------
                                                             41,132,813
COMPUTER - PERSONAL & WORKSTATION 0.9%
Sun Microsystems, Inc. (b)                         431,400   16,056,169

COMPUTER SOFTWARE 3.4%
Cabletron Systems, Inc. (b)                        715,700   20,263,256
Cadence Design Systems, Inc. (b)                   498,700   16,706,450
Sybase, Inc. (b)                                 1,604,800   23,871,400
                                                            -----------
                                                             60,841,106
CONGLOMERATE 0.1%
Guinness Peat Group PLC                          1,464,100      905,719

DIVERSIFIED OPERATIONS 1.6%
Desc SA de CV Sponsored ADR (b)                     65,400    1,904,775
Whitman Corporation                              1,032,000   26,122,500
                                                            -----------
                                                             28,027,275
ELECTRIC POWER 3.1%
Centrais Electricas Brasileiras SA Sponsored ADR    39,000    1,155,375
Energy Group PLC                                 1,436,000   15,318,561
Energy Group PLC Sponsored ADR                     258,800   10,966,650
NIPSCO Industries, Inc.                            647,400   26,745,713
                                                            -----------
                                                             54,186,299
ELECTRONIC PARTS DISTRIBUTION 2.2%
Arrow Electronics, Inc. (b)                        385,000   20,453,125
Marshall Industries (b)                            483,300   18,002,925
                                                            -----------
                                                             38,456,050
ELECTRONIC PRODUCTS - MISCELLANEOUS 2.7%
AVX Corporation                                    900,000   24,300,000
Hubbell, Inc. Class B                              530,000   23,320,000
                                                            -----------
                                                             47,620,000
ELECTRONICS - SEMICONDUCTOR/
  COMPONENT 2.4%
KLA-Tencor Corporation (b)                         440,000   21,450,000
Texas Instruments, Inc.                            250,000   21,015,625
                                                            -----------
                                                             42,465,625
ENGINEERING & CONSTRUCTION 0.0%
Walker Corporation                                 500,000      414,645

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES               June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND (continued)
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
FINANCE - MISCELLANEOUS 0.1%
Hong Leong Finance, Ltd. (Fgn Reg)               294,000 $      835,005
Japan Associated Finance                          14,000      1,099,189
                                                         --------------
                                                              1,934,194
FOOD 5.5%
CPC International, Inc.                          252,200     23,281,213
General Mills, Inc.                              330,000     21,491,250
Lion Nathan, Ltd.                                817,000      2,071,629
Nestle SA Sponsored ADR                          365,000     24,409,375
Unilever NV                                      116,500     25,397,000
                                                         --------------
                                                             96,650,467
HEALTHCARE - DRUG/DIVERSIFIED 2.5%
Bristol-Myers Squibb Company                     122,200      9,898,200
Merck & Company, Inc.                            108,000     11,178,000
Pharmacia & Upjohn, Inc.                         685,000     23,803,750
                                                         --------------
                                                             44,879,950
HEALTHCARE - MEDICAL SUPPLY 3.1%
McKesson Corporation                             362,000     28,055,000
Sybron International Corporation (b)             671,500     26,776,063
                                                         --------------
                                                             54,831,063
HEALTHCARE - PATIENT CARE 1.0%
PacifiCare Health Systems, Inc. Class A          285,000     17,260,313

HOUSEHOLD APPLIANCES & FURNISHINGS 0.7%
Philips Electronics NV ADR                       166,300     11,952,813

INSURANCE - DIVERSIFIED 0.5%
American General Corporation                     190,000      9,072,500

INSURANCE - LIFE 0.6%
Hartford Life, Inc. Class A (b)                  281,000     10,537,500

INSURANCE - PROPERTY & CASUALTY 2.7%
ACE, Ltd.                                        330,000     24,378,750
American International Group, Inc.               160,000     23,900,000
                                                         --------------
                                                             48,278,750
LEISURE SERVICE 1.3%
Gaylord Entertainment Company                  1,045,900     24,121,069

MACHINERY - MISCELLANEOUS 1.3%
Ingersoll-Rand Company                           380,000     23,465,000

MEDIA - PUBLISHING 1.2%
The E.W. Scripps Company Class A                 504,900     21,016,463

MEDIA - RADIO/TV 5.3%
Comcast Corporation Class A                    1,600,000     34,200,000
Cox Communications, Inc. Class A (b)             948,200     22,756,800
Grupo Televisa SA GDS (b)                         48,000      1,458,000
Tele-Communications, Inc. Class A (b)          1,748,000     26,001,500
Tele-Communications, Inc. Liberty Media Group
  Series A (b)                                   358,000      8,502,500
                                                         --------------
                                                             92,918,800
METAL PRODUCTS & FABRICATION 0.1%
Leader Universal Holdings BHD                    820,000      1,474,960

METALS & MINING 1.2%
Freeport-McMoRan Copper & Gold, Inc. Class A     752,600     22,013,550

NATURAL GAS DISTRIBUTION 1.3%
Columbia Gas Systems, Inc.                       369,100     24,083,775

OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 6.6%
Apache Corporation                               728,000     23,660,000
Barrett Resources Corporation (b)                705,000     21,105,937
Devon Energy Corporation                         679,000     24,953,250
Union Pacific Resources Group, Inc.              955,000     23,755,625
United Meridian Corporation (b)                  750,000     22,500,000
                                                         --------------
                                                            115,974,812
OIL - NORTH AMERICAN INTEGRATED 1.3%
USX-Marathon Group                               825,400     23,833,425

OIL WELL EQUIPMENT & SERVICE 4.0%
Baker Hughes, Inc.                               577,000     22,322,687
Camco International, Inc.                        460,000     25,185,000
Transocean Offshore, Inc.                        310,000     22,513,750
                                                         --------------
                                                             70,021,437
PAPER & FOREST PRODUCTS 2.7%
Fletcher Challenge, Ltd. Forestry Division     1,711,000      2,489,114
The Mead Corporation                             360,000     22,410,000
Willamette Industries, Inc.                      315,000     22,050,000
                                                         --------------
                                                             46,949,114
PRECIOUS METAL/GEM/STONE 2.1%
De Beers Consolidated Mines, Ltd. ADR            610,000     22,531,875
Newmont Mining Company                           363,400     14,172,600
                                                         --------------
                                                             36,704,475
RAILROAD 2.3%
Burlington Northern Santa Fe Corporation         240,000     21,570,000
Canadian National Railway Company                423,600     18,532,500
                                                         --------------
                                                             40,102,500
REAL ESTATE 1.2%
Equity Residential Properties Trust              250,000     11,875,000
First Industrial Realty Trust, Inc.              328,100      9,596,925
Shortland Properties, Ltd.                       524,500        356,555
                                                         --------------
                                                             21,828,480
RETAIL - DEPARTMENT STORE 2.4%
Federated Department Stores, Inc. (b)            632,000     21,962,000
May Department Stores Company                    440,000     20,790,000
                                                         --------------
                                                             42,752,000
RETAIL - FOOD CHAIN 0.9%
Albertson's, Inc.                                435,400     15,892,100

RETAIL - MAJOR CHAIN 1.7%
Sears Canada, Inc.                               536,000      7,182,384
Toys `R' Us, Inc. (b)                            677,000     23,695,000
                                                         --------------
                                                             30,877,384
RETAIL - RESTAURANT 1.2%
Brinker International, Inc. (b)                1,568,900     22,356,825

RETAIL - SPECIALTY 0.1%
The Hertz Corporation (b)                         30,000      1,080,000

SAVINGS & LOAN 0.5%
Charter One Financial, Inc.                      167,600      9,029,450

STEEL 0.3%
British Steel PLC                              1,799,400      4,461,897

TELECOMMUNICATION EQUIPMENT 0.5%
DSC Communications Corporation (b)               395,400      8,797,650

TELECOMMUNICATION SERVICE 6.6%
AirTouch Communications, Inc. (b)                964,600     26,405,925
Cable & Wireless Communications PLC (b)          300,000      1,622,595
Cable & Wireless Communications PLC ADR (b)      763,279     20,513,123
Nippon Telegraph & Telephone Corporation           3,900      3,742,475
Paging Network, Inc. (b)                       2,000,000     17,562,500
Telecommunicacoes Brasileiras SA Sponsored ADR    27,000      4,097,250
U.S. West, Inc. Media Group (b)                1,165,000     23,591,250
United States Cellular Corporation (b)           615,300     18,228,262
                                                         --------------
                                                            115,763,380
                                                         --------------
TOTAL COMMON STOCKS
  (COST $1,302,294,634)                                   1,623,726,584


18
                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND (continued)
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
PREFERRED STOCKS 0.1%
Henkel KGaA-Vorzug
  (COST $1,906,983)                               35,100  $   1,991,347

SHORT-TERM INVESTMENTS (a) 7.7%
COMMERCIAL PAPER 0.2%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services,
  Inc., 5.29%                               $    441,700        441,700
General Mills, Inc., 5.27%                           100            100
Johnson Controls, Inc., 5.31%                  1,232,700      1,232,700
Pitney Bowes Credit Corporation, 5.29%            38,100         38,100
Wisconsin Electric Power Company, 5.33%          654,900        654,900
                                                         --------------
                                                              2,367,500
REPURCHASE AGREEMENT 5.8%
Goldman, Sachs & Company (Dated 6/30/97),
  5.75%, Due 7/01/97 (Repurchase
  proceeds $102,416,356); Collateralized
  by: $96,515,000 United States Treasury
  Bonds, 7.50%, Due 11/15/16 (Market
  Value $104,525,745) (f)                    102,400,000    102,400,000

MONEY MARKET 1.7%
Strong Institutional Money Fund               30,600,000     30,600,000
                                                         --------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $135,367,500)                                       135,367,500
                                                         --------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $1,439,569,117)  99.7%                            1,761,085,431
Other Assets and Liabilities, Net 0.3%                        5,452,546
                                                         --------------
NET ASSETS 100.0%                                        $1,766,537,977
                                                         ==============


                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                            NET ASSETS
----------------------------------------------------------------
United States .......................................  85.4%
United Kingdom ......................................   3.0
Canada ..............................................   2.9
Netherlands .........................................   2.1
Switzerland .........................................   1.4
Bermuda .............................................   1.4
South Africa ........................................   1.2
New Zealand .........................................   0.5
Mexico ..............................................   0.4
Japan ...............................................   0.4
Germany .............................................   0.3
Brazil ..............................................   0.3
Singapore ...........................................   0.1
Australia ...........................................   0.1
South Korea .........................................   0.1
Malaysia ............................................   0.1
Other Assets and Liabilities, Net ...................   0.3
                                                      ------
Total                                                 100.0%
                                                      ======



--------------------------------------------------------------------------------
STRONG MID CAP FUND
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS 95.8%
AIRLINE 0.2%
Ryanair Holdings PLC ADR (b)                         1,200   $   32,550

AUTO & TRUCK PARTS 1.9%
Borg-Warner Automotive, Inc.                         3,500      189,219
Lear Corporation (b)                                 2,000       88,750
                                                             ----------
                                                                277,969
COMMERCIAL SERVICE 3.9%
Manpower, Inc.                                       5,600      249,200
Outdoor Systems, Inc. (b)                            4,300      164,475
Paychex, Inc.                                        4,050      153,900
                                                             ----------
                                                                567,575
COMPUTER - PERIPHERAL EQUIPMENT 0.9%
EMC Communications Corporation (b)                   3,300      128,700

COMPUTER SERVICE 3.8%
America Online, Inc. (b)                             3,700      205,813
HBO & Company                                        1,600      110,200
National Data Corporation                            3,400      147,262
Shared Medical Systems Corporation                   1,600       86,400
                                                             ----------
                                                                549,675
COMPUTER SOFTWARE 17.4%
Ascend Communications, Inc. (b)                      2,200       86,625
Autodesk, Inc.                                       5,800      222,213
Baan Company NV (b)                                  1,900      130,862
Bay Networks, Inc. (b)                               3,100       82,344
Cisco Systems, Inc. (b)                              2,300      154,387
Cognos, Inc. (b)                                     5,300      164,962
Computer Associates International, Inc.              2,500      139,219
Compuware Corporation (b)                            4,000      191,000
Electronic Arts, Inc. (b)                            3,600      121,050
Electronics for Imaging, Inc. (b)                    5,100      240,975
McAfee Associates, Inc. (b)                          4,900      309,313
PeopleSoft, Inc. (b)                                 3,100      163,525
Synopsys, Inc. (b)                                   4,000      147,000
3Com Corporation (b)                                 3,700      166,500
Veritas Software Corporation (b)                     3,800      190,950
                                                             ----------
                                                              2,510,925
COMPUTER SYSTEMS 0.9%
Policy Management Systems Corporation (b)            2,700      126,900

CONSUMER - MISCELLANEOUS 1.3%
Blyth Industries, Inc. (b)                           5,400      182,250

COSMETIC & PERSONAL CARE 2.9%
General Nutrition Companies, Inc. (b)                8,600      240,800
Rexall Sundown, Inc. (b)                             4,700      183,300
                                                             ----------
                                                                424,100
ELECTRONICS - SEMICONDUCTOR/COMPONENT 8.1%
Altera Corporation (b)                               1,000       50,500
LSI Logic Corporation (b)                            2,300       73,600
Lam Research Corporation (b)                         2,600       96,362
Lattice Semiconductor Corporation (b)                1,600       90,400
Maxim Integrated Products, Inc. (b)                  2,400      136,500
National Semiconductor Corporation (b)               5,400      165,375
Novellus Systems, Inc. (b)                           1,800      155,700
Teradyne, Inc. (b)                                   3,100      121,675
Vitesse Semiconductor Corporation (b)                4,100      134,019
Xilinx, Inc. (b)                                     3,000      147,188
                                                             ----------
                                                              1,171,319
FOOD 1.8%
Interstate Bakeries Corporation                      4,400      260,975

                     See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG MID CAP FUND (continued)
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
HEALTHCARE - DRUG/DIVERSIFIED 3.2%
Dura Pharmaceuticals, Inc. (b)                       5,600  $   223,300
Elan Corporation PLC ADR (b)                         2,000       90,500
Watson Pharmaceuticals, Inc. (b)                     3,400      143,650
                                                            -----------
                                                                457,450
HEALTHCARE - INSTRUMENTATION 1.8%
Sofamor/Danek Group, Inc. (b)                        2,700      123,525
United States Surgical Corporation                   3,700      137,825
                                                            -----------
                                                                261,350
HEALTHCARE - MEDICAL SUPPLY 1.1%
Pharmaceutical Product Development, Inc. (b)         7,200      158,400

HEALTHCARE - PATIENT CARE 6.1%
Genesis Health Ventures, Inc. (b)                    4,000      135,000
PhyCor, Inc. (b)                                     3,400      117,087
Tenet Healthcare Corporation (b)                     8,300      245,369
United Healthcare Corporation                        2,500      130,000
Universal Health Services, Inc. Class B (b)          3,100      119,350
Vencor, Inc. (b)                                     3,300      139,425
                                                            -----------
                                                                886,231
HEALTHCARE - PRODUCT 0.4%
DePuy, Inc. (b)                                      2,600       59,800

HOUSEHOLD APPLIANCES & FURNISHINGS 1.2%
Pillowtex Corporation                                4,800      105,300
WestPoint Stevens, Inc. (b)                          1,800       70,425
                                                            -----------
                                                                175,725
INSURANCE - LIFE 1.3%
Hartford Life, Inc. Class A (b)                      4,900      183,750

INSURANCE - PROPERTY & CASUALTY 0.5%
Frontier Insurance Group, Inc.                       1,100       71,225

LEISURE SERVICE 1.1%
Royal Caribbean Cruises, Ltd.                        4,600      160,712

MACHINERY - AGRICULTURE 0.6%
Case Corporation                                     1,300       89,538

MORTGAGE & RELATED SERVICE 0.5%
Countrywide Credit Industries, Inc.                  2,400       74,850

OFFICE AUTOMATION 1.1%
Danka Business Systems PLC Sponsored ADR             3,900      159,413

OIL - INTERNATIONAL INTEGRATED 1.8%
Santa Fe International Corporation (b)               7,600      258,400

OIL - NORTH AMERICAN INTEGRATED 1.1%
Sun Company, Inc.                                    4,800      148,800

OIL WELL EQUIPMENT & SERVICE 4.1%
Diamond Offshore Drilling, Inc. (b)                  1,900      148,437
EVI, Inc. (b)                                        2,000       84,000
Falcon Drilling Company, Inc. (b)                    3,300      190,163
Smith International, Inc. (b)                        2,700      164,025
                                                            -----------
                                                                586,625
POLLUTION CONTROL 0.8%
Newpark Resources, Inc. (b)                          3,400      114,750

RETAIL - DISCOUNT & VARIETY 3.5%
Consolidated Stores Corporation (b)                  4,125      143,344
Dollar Tree Stores, Inc. (b)                         3,900      196,462
Family Dollar Stores, Inc.                           6,300      171,675
                                                            -----------
                                                                511,481
RETAIL - RESTAURANT 0.8%
CKE Restaurants, Inc.                                3,500      110,687

RETAIL - SPECIALTY 8.5%
Barnes & Noble, Inc. (b)                             3,600      154,800
Corporate Express, Inc. (b)                         14,950      215,841
Fastenal Company                                     1,600       78,400
Fingerhut Companies, Inc.                            8,100      141,244
Heilig-Meyers Company                                7,700      151,112
Intimate Brands, Inc.                                9,900      207,900
MSC Industrial Direct Company, Inc. Class A (b)      4,000      160,500
The Men's Wearhouse, Inc. (b)                        3,700      116,550
                                                            -----------
                                                              1,226,347
SHOE & APPAREL MANUFACTURING 2.2%
Jones Apparel Group, Inc. (b)                        3,600      171,900
Polo Ralph Lauren Corporation (b)                    5,500      150,562
                                                            -----------
                                                                322,462
TELECOMMUNICATION EQUIPMENT 7.2%
Advanced Fibre Communications, Inc. (b)              2,700      163,012
Aspect Telecommunications Corporation (b)            1,500       33,375
CIENA Corporation (b)                                3,500      164,938
Newbridge Networks Corporation (b)                   5,700      247,950
Scientific-Atlanta, Inc.                            11,200      245,000
Tellabs, Inc. (b)                                    3,200      178,800
                                                            -----------
                                                              1,033,075
TELECOMMUNICATION SERVICE 1.3%
WorldCom, Inc. (b)                                   5,700      182,400

TOBACCO 0.1%
Consolidated Cigar Holdings, Inc. Class A (b)          600       16,650

TRUCKING 2.4%
American Freightways Corporation (b)                 4,800       75,000
CNF Transportation, Inc.                             4,500      145,125
Yellow Corporation (b)                               5,700      127,538
                                                            -----------
                                                                347,663
                                                            -----------
TOTAL COMMON STOCKS (COST $11,832,283)                       13,830,722

SHORT-TERM INVESTMENTS (a) 0.9%
COMMERCIAL PAPER 0.9%
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc., 5.31%                      $75,100       75,100
Wisconsin Electric Power Company, 5.33%             53,600       53,600
                                                            -----------
TOTAL SHORT-TERM INVESTMENTS
  (COST $128,700)                                               128,700
                                                            -----------
TOTAL INVESTMENTS IN SECURITIES
  (COST $11,960,983) 96.7%                                   13,959,422
Other Assets and Liabilities, Net 3.3%                          482,940
                                                            -----------
NET ASSETS 100.0%                                           $14,442,362
                                                            ===========


                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                            NET ASSETS
---------------------------------------------------------------
United States .......................................  93.8%
United Kingdom ......................................   1.4%
Netherlands .........................................   0.9%
Ireland .............................................   0.6%
Other Assets and Liabilities, Net ...................   3.3%
                                                      ------
Total                                                 100.0%
                                                      ======


20


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG COMMON STOCK FUND
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS 95.4%
AIRLINE 0.3%
Air New Zealand, Ltd. Class B                    750,000    $ 2,294,325
Korean Airline Company, Ltd. (b)                  38,000        716,253
Singapore Airlines, Ltd. (Fgn Reg)               110,000        984,960
                                                         --------------
                                                              3,995,538
BANK - MONEY CENTER 0.6%
Canadian Imperial Bank of Commerce                82,000      2,069,897
Deutsche Bank AG                                  37,000      2,160,630
Fuji Bank, Ltd.                                  136,000      2,040,652
Grupo Financiero Banamex Accival SA de CV (b)    885,000      2,326,598
                                                         --------------
                                                              8,597,777
BANK - REGIONAL 2.2%
City National Corporation                        630,000     15,159,375
Old Kent Financial Corporation                   304,500     16,443,000
                                                         --------------
                                                             31,602,375
BANK - SUPER REGIONAL 1.3%
BankBoston Corporation                           250,000     18,015,625

BEVERAGE - SOFT DRINK 0.1%
Coca-Cola Amatil, Ltd.                            85,000      1,102,202

CHEMICAL - SPECIALTY 1.1%
M.A. Hanna Company                               562,900     16,218,556

CLOSED-END FUND 0.1%
Morgan Stanley Emerging Markets Fund, Inc.        75,000      1,340,625
The R.O.C. Taiwan Fund                            45,788        535,147
                                                         --------------
                                                              1,875,772
COMMERCIAL SERVICE 2.6%
Pittston Company Brinks Group                    590,000     17,700,000
Rollins Truck Leasing Corporation              1,275,000     18,965,625
                                                         --------------
                                                             36,665,625
COMPUTER - PERIPHERAL EQUIPMENT 2.0%
Komag, Inc. (b)                                  770,000     12,608,750
Seagate Technology, Inc. (b)                     440,000     15,482,500
                                                         --------------
                                                             28,091,250
COMPUTER - PERSONAL & WORKSTATION 1.8%
Data General Corporation (b)                   1,000,000     26,000,000

COMPUTER SOFTWARE 2.5%
Sybase, Inc. (b)                               1,265,000     18,816,875
Symbol Technologies, Inc. (b)                    517,200     17,390,850
                                                         --------------
                                                             36,207,725
CONGLOMERATE 0.0%
Benpres Holdings Corporation Sponsored GDR (b)    50,000        357,500

DIVERSIFIED OPERATIONS 2.2%
Canadian Pacific, Ltd.                           167,800      4,771,812
Harsco Corporation                               476,000     19,278,000
Laidlaw, Inc. Class B (b)                        511,000      7,058,188
Laidlaw, Inc. Subscription Receipts (each
  representing the right to receive one Common
  Share of Laidlaw, Inc. at a price of 18.85 CAD
  per share payable on an installment basis)
  (Acquired 6/16/97; Cost $341,253) (b) (d) (e)   50,000        359,445
                                                         --------------
                                                             31,467,445
ELECTRIC POWER 0.1%
Centrais Electricas Brasileiras SA Sponsored ADR  31,000        918,375

ELECTRICAL EQUIPMENT 1.7%
BW/IP, Inc.                                      345,000      7,007,813
Molex, Inc. Class A                              511,000     17,821,125
                                                         --------------
                                                             24,828,938
ELECTRONIC PARTS DISTRIBUTION 1.1%
Marshall Industries (b)                          405,000     15,086,250

ELECTRONICS - SEMICONDUCTOR/COMPONENT 4.0%
Cypress Semiconductor, Inc. (b)                1,240,000     17,980,000
Ibiden Company, Ltd.                             112,000      1,612,143
Kemet Corporation (b)                            757,500     18,842,813
SGS-THOMSON Microelectronics NV (b)              225,000     18,000,000
                                                         --------------
                                                             56,434,956
FINANCE - MISCELLANEOUS 0.2%
Credit Communal Holding Dexia                      6,400        687,092
Hong Leong Finance, Ltd. (Fgn Reg)               200,000        568,031
Japan Associated Finance                          15,000      1,177,702
                                                         --------------
                                                              2,432,825
FOOD 2.5%
Dole Food Company, Inc.                          383,300     16,386,075
Lion Nathan, Ltd.                                575,000      1,458,001
Quaker Oats Company                              390,000     17,501,250
                                                         --------------
                                                             35,345,326
HEALTHCARE - BIOMEDICAL/GENETIC 1.5%
Centocor, Inc. (b)                               500,000     15,531,250
Immunex Corporation (b)                          180,000      6,525,000
                                                         --------------
                                                             22,056,250
HEALTHCARE - DRUG/DIVERSIFIED 1.2%
Novartis AG Sponsored ADR                        205,000     16,444,844

HEALTHCARE - INSTRUMENTATION 1.2%
Beckman Instruments, Inc.                        360,000     17,370,000

HEALTHCARE - MEDICAL SUPPLY 1.3%
Sybron International Corporation (b)             470,000     18,741,250

HEALTHCARE - PATIENT CARE 2.6%
Tenet Healthcare Corporation (b)                 528,500     15,623,781
WellPoint Health Networks, Inc. (b)              470,000     21,561,250
                                                         --------------
                                                             37,185,031
HOUSEHOLD APPLIANCES & FURNISHINGS 1.8%
Philips Electronics NV ADR                       140,000     10,062,500
Premark International, Inc.                      590,000     15,782,500
                                                         --------------
                                                             25,845,000
HOUSING RELATED 2.5%
Ferro Corporation                                426,700     15,814,569
RPM, Inc.                                      1,050,000     19,293,750
                                                         --------------
                                                             35,108,319
INSURANCE - MULTI-LINE 1.2%
Horace Mann Educators Corporation                355,000     17,395,000

LEISURE SERVICE 0.1%
AAPC, Ltd.                                     2,000,000      1,326,864

MACHINERY - MISCELLANEOUS 2.1%
Briggs & Stratton Corporation                    300,000     15,000,000
Durco International, Inc.                        500,000     14,625,000
                                                         --------------
                                                             29,625,000
MEDIA - PUBLISHING 0.3%
Torstar Corporation - Class B                    153,000      4,781,943

MEDIA - RADIO/TV 6.6%
Cox Communications, Inc. Class A (b)             745,000     17,880,000
Flextech PLC (b)                                 420,000      4,494,338
Grupo Televisa SA GDS (b)                         38,000      1,154,250
International Family Entertainment,
  Inc. Class B (b)                               535,000     18,390,625
LIN Television Corporation (b)                   328,000     14,473,000
Tele-Communications, Inc. Class A (b)          1,315,000     19,560,625
Tele-Communications International, Inc.
  Class A (b)                                  1,207,500     18,640,781
                                                         --------------
                                                             94,593,619
NATURAL GAS DISTRIBUTION 1.3%
ENSERCH Corporation                              825,000     18,356,250

OIL - NORTH AMERICAN EXPLORATION
  & PRODUCTION 6.7%
Devon Energy Corporation                         515,000     18,926,250
Enron Oil & Gas Company                          860,000     15,587,500
Enserch Exploration, Inc. (b)                    344,200      3,764,688
Forcenergy, Inc. (b)                             610,000     18,528,750

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG COMMON STOCK FUND (continued)
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
H S Resources, Inc. (b)                          491,300 $    6,939,612
Harken Energy Corporation (b)                  1,800,000     12,600,000
Noble Affiliates, Inc.                           499,100     19,308,931
                                                         --------------
                                                             95,655,731
OIL - NORTH AMERICAN INTEGRATED 2.4%
Unocal Corporation                               405,000     15,719,063
Valero Energy Corporation                        515,000     18,668,750
                                                         --------------
                                                             34,387,813
OIL WELL EQUIPMENT & SERVICE 3.9%
Falcon Drilling Company, Inc. (b)                350,000     20,168,750
Global Industries, Ltd. (b)                      804,500     18,792,617
Offshore Logistics, Inc. (b)                     875,000     16,515,625
                                                         --------------
                                                             55,476,992
PAPER & FOREST PRODUCTS 1.4%
Consolidated Papers, Inc.                        360,000     19,440,000
Fletcher Challenge, Ltd. Forestry Division       828,000      1,204,551
                                                         --------------
                                                             20,644,551
POLLUTION CONTROL 1.1%
Allwaste, Inc. (b)                               800,000      7,600,000
Philip Services Corporation (b)                  541,700      8,599,488
                                                         --------------
                                                             16,199,488
PRECIOUS METAL/GEM/STONE 2.0%
De Beers Consolidated Mines, Ltd. ADR            450,000     16,621,875
Newmont Mining Company                           306,600     11,957,404
                                                         --------------
                                                             28,579,279
REAL ESTATE 1.7%
Apartment Investment & Management Company
  Class A                                        580,000     16,385,000
Castle & Cooke, Inc. (b)                         484,401      8,022,892
                                                         --------------
                                                             24,407,892
RETAIL - DEPARTMENT STORE 2.4%
Dillards, Inc.                                   505,000     17,485,625
Federated Department Stores, Inc. (b)            483,000     16,784,250
                                                         --------------
                                                             34,269,875
RETAIL - FOOD CHAIN 1.4%
American Stores Company                          360,000     17,775,000
Santa Isabel SA Sponsored ADR                     55,200      1,780,200
                                                         --------------
                                                             19,555,200
RETAIL - RESTAURANT 3.4%
IHOP Corporation (b) (g)                         500,000     15,500,000
Outback Steakhouse, Inc. (b)                     735,000     17,777,813
Sbarro, Inc.                                     550,000     15,262,500
                                                         --------------
                                                             48,540,313
RETAIL - SPECIALTY 0.6%
Cambridge Shopping Centers, Ltd.                 525,000      4,487,179
Musicland Stores Corporation (b)               1,446,600      3,887,737
                                                         --------------
                                                              8,374,916
SAVINGS & LOAN 1.2%
H.F. Ahmanson & Company                          390,000     16,770,000

SHOE & APPAREL MANUFACTURING 3.3%
Nautica Enterprises, Inc. (b)                    750,000     19,828,125
Nine West Group, Inc. (b)                        105,000      4,009,688
Unifi, Inc.                                      610,000     22,798,750
                                                         --------------
                                                             46,636,563
SOAP & CLEANING PREPARATION 1.3%
Ecolab, Inc.                                     400,000     19,100,000

TELECOMMUNICATION EQUIPMENT 1.3%
Belden, Inc.                                     550,000     18,734,375

TELECOMMUNICATION SERVICE 11.2%
Aerial Communications, Inc. (b)                1,400,000     11,900,000
AirTouch Communications, Inc. (b)                675,000     18,478,125
Cable & Wireless Communications PLC (b)          360,000      1,947,114
Cable & Wireless Communications PLC ADR (b)      600,000     16,125,000
LCI International, Inc. (b)                      741,000     16,209,375
NTL, Inc. (b)                                    725,000     18,034,375
Nextel Communications, Inc. Class A (b)        1,000,000     18,937,500
Nippon Telegraph & Telephone Corporation           3,600      3,454,593
Paging Network, Inc. (b)                       1,600,000     14,050,000
Telecommunicacoes Brasileiras SA Sponsored ADR 18,000 2,731,500 Telefonica del Peru SA Sponsored ADR
  (representing Class B Shares)                   54,000      1,414,125
U.S. West, Inc. Media Group (b)                  885,000     17,921,250
United States Cellular Corporation (b)           643,800     19,072,575
                                                         --------------
                                                            160,275,532
                                                         --------------
TOTAL COMMON STOCKS (COST $1,081,899,672)                 1,361,681,950

PREFERRED STOCKS 0.1%
Henkel KGaA-Vorzug (COST $1,921,150)              35,000      1,985,673

CORPORATE BONDS 0.0%
Musicland Group, Inc. Senior Subordinated
  Notes, 9.00%, Due 6/15/03 (COST $700,011)  $ 1,000,000        705,000

SHORT-TERM INVESTMENTS (a) 4.6%
COMMERCIAL PAPER 0.0%
INTEREST-BEARING, DUE UPON DEMAND
General Mills, Inc., 5.27%                           100            100
Johnson Controls, Inc., 5.31%                    331,400        331,400
Wisconsin Electric Power Company, 5.33%          309,500        309,500
                                                         --------------
                                                                641,000
MONEY MARKET 2.7%
Strong Institutional Money Fund               38,000,000     38,000,000

REPURCHASE AGREEMENT 1.8%
Goldman, Sachs & Company (Dated 6/30/97),
  5.75%, Due 7/01/97 (Repurchase proceeds
  $25,704,105); Collateralized by: $23,220,000
  United States Treasury Bonds, 7.625%,
  Due 2/15/25 (Market Value $26,216,907) (f)  25,700,000     25,700,000

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills, Due 9/25/97 (c)  1,025,000      1,012,684
                                                         --------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $65,353,798)                                         65,353,684
                                                         --------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $1,149,874,631) 100.1%                            1,429,726,307
Other Assets and Liabilities, Net (0.1%)                     (1,988,920)
                                                         --------------
NET ASSETS 100.0%                                        $1,427,737,387
                                                         ==============


FUTURES
-------
                                           UNDERLYING
                          EXPIRATION      FACE AMOUNT      UNREALIZED
                             DATE          AT VALUE       APPRECIATION
--------------------------------------------------------------------------------
Sold:
  64 S&P 500                 9/97        $28,488,000        $152,950



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------
                          SETTLEMENT         VALUE           UNREALIZED
                             DATE           IN USD          APPRECIATION
--------------------------------------------------------------------------------
Sold:
  15,192,420 CHF            8/25/97       $10,466,848        $433,152


                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                            NET ASSETS
----------------------------------------------------------------
United States .......................................  89.5%
Canada ..............................................   2.3
United Kingdom ......................................   1.6
France ..............................................   1.2
South Africa ........................................   1.1
Switzerland .........................................   1.1
Netherlands .........................................   0.7
Japan ...............................................   0.6
New Zealand .........................................   0.4
Germany .............................................   0.3
Brazil ..............................................   0.3


22


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG COMMON STOCK FUND (continued)


--------------------------------------------------------------------------------
                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION (continued)                NET ASSETS
--------------------------------------------------------------------------------
Mexico ..............................................   0.2%
Australia ...........................................   0.2
Chile ...............................................   0.1
Singapore ...........................................   0.1
Peru ................................................   0.1
Belgium .............................................   0.1
South Korea .........................................   0.1
Other ...............................................   0.1
Other Assets and Liabilities, Net ...................  (0.1)
                                                      ------
Total                                                 100.0%
                                                      ======







--------------------------------------------------------------------------------
STRONG GROWTH FUND
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS 98.7%
AIRLINE 0.7%
Midwest Express Holdings, Inc. (b)                 400,000  $10,950,000

BANK - REGIONAL 1.3%
First Bank System, Inc.                             90,000    7,683,750
Northern Trust Company                             260,000   12,577,500
                                                           ------------
                                                             20,261,250
BANK - SUPER REGIONAL 0.6%
Norwest Corporation                                150,000    8,437,500

BEVERAGE - SOFT DRINK 1.6%
The Coca-Cola Company                              115,000    7,762,500
Coca-Cola FEMSA, SA de CV ADR                       50,000    2,581,250
PepsiCo, Inc. (b)                                  350,000   13,146,875
                                                           ------------
                                                             23,490,625
BROKERAGE & INVESTMENT MANAGEMENT 2.3%
Franklin Resources, Inc.                           300,000   21,768,750
The Charles Schwab Corporation                     300,000   12,206,250
                                                           ------------
                                                             33,975,000
CHEMICAL 0.3%
Monsanto Company                                   100,000    4,306,250

COMMERCIAL SERVICE 5.2%
ABR Information Services, Inc. (b)                 200,000    5,800,000
Accustaff, Inc. (b)                                500,000   11,843,750
Apollo Group, Inc. Class A (b)                     200,000    7,050,000
Billing Information Concepts Corporation (b)       150,000    5,231,250
Corrections Corporation America (b)                225,000    8,943,750
Outdoor Systems, Inc. (b)                          400,000   15,300,000
Paychex, Inc.                                      150,000    5,700,000
Robert Half International, Inc. (b)                250,000   11,765,625
Romac International, Inc. (b)                      202,200    6,622,050
                                                           ------------
                                                             78,256,425
COMPUTER - PERSONAL & WORKSTATION 1.0%
Dell Computer Corporation (b)                      130,000   15,266,875

COMPUTER SERVICE 4.5%
America Online, Inc. (b)                           155,000    8,621,875
Fiserv, Inc. (b)                                   350,000   15,618,750
HBO & Company                                      150,000   10,331,250
National Data Corporation                          185,000    8,012,812
National Techteam, Inc. (b)                        200,000    4,275,000
Sykes Enterprises, Inc. (b)                        825,000   21,450,000
                                                           ------------
                                                             68,309,687
COMPUTER SOFTWARE 11.4%
Baan Company NV (b)                                275,000   18,940,625
CBT Group PLC ADR (b)                              160,000   10,100,000
Cisco Systems, Inc. (b)                            300,000   20,137,500
Compuware Corporation (b)                          400,000   19,100,000
Great Plains Software, Inc. (b)                    210,000    5,670,000
Keane, Inc. (b)                                    100,000    5,200,000
McAfee Associates, Inc. (b)                        350,000   22,093,750
Microsoft Corporation (b)                          160,000   20,220,000
PeopleSoft, Inc. (b)                               225,000   11,868,750
3Com Corporation (b)                                35,000    1,575,000
Transaction Systems Architects, Inc. (b)            70,000    2,415,000
Veritas Software Corporation (b)                   185,000    9,296,250
Visio Corporation (b)                              350,000   24,675,000
                                                           ------------
                                                            171,291,875
COMPUTER SYSTEMS 0.7%
Oracle Systems Corporation (b)                     200,000   10,075,000

COSMETIC & PERSONAL CARE 0.6%
The Gillette Company                               100,000    9,475,000

DIVERSIFIED OPERATIONS 1.1%
Corning, Inc.                                      300,000   16,687,500

ELECTRICAL EQUIPMENT 1.0%
General Electric Company                           225,000   14,709,375

ELECTRONIC INSTRUMENTATION 0.7%
Perkin Elmer Corporation                           125,000    9,945,312

ELECTRONIC PARTS DISTRIBUTION 0.9%
Kent Electronics Corporation (b)                   350,000   12,840,625

ELECTRONICS - SEMICONDUCTOR/COMPONENT 6.8%
ASM Lithography Holding NV (b)                     175,000   10,237,500
Altera Corporation (b)                             300,000   15,150,000
Applied Materials, Inc. (b)                        200,000   14,162,500
Intel Corporation                                  120,000   17,017,500
KLA-Tencor Corporation (b)                         150,000    7,312,500
PMC-Sierra, Inc. (b)                               230,000    6,037,500
Sipex Corporation (b) (g)                          200,000    7,250,000
Teradyne, Inc. (b)                                 300,000   11,775,000
Uniphase Corporation (b)                           225,000   13,106,250
                                                           ------------
                                                            102,048,750
ENERGY - ALTERNATE SOURCE 0.4%
Calenergy Company, Inc. (b)                        175,000    6,650,000

FINANCE - MISCELLANEOUS 0.8%
American Express Company                           150,000   11,175,000
SunAmerica, Inc.                                    25,000    1,218,750
                                                           ------------
                                                             12,393,750
HEALTHCARE - DRUG/DIVERSIFIED 8.1%
Abbott Laboratories                                150,000   10,012,500
Dura Pharmaceuticals, Inc. (b)                     175,000    6,978,125
Elan Corporation PLC ADR (b)                       250,000   11,312,500
Eli Lilly & Company                                260,000   28,421,250
Pfizer, Inc.                                       200,000   23,900,000
Warner-Lambert Company                             325,000   40,381,250
                                                           ------------
                                                            121,005,625
HEALTHCARE - INSTRUMENTATION 1.5%
Medtronic, Inc.                                    275,000   22,275,000

HEALTHCARE - MEDICAL SUPPLY 3.0%
Amerisource Health Corporation Class A (b)         175,000    8,728,125
McKesson Corporation                               150,000   11,625,000
Parexel International Corporation (b)              400,000   12,700,000
Quest Medical, Inc. (b)                            275,000    2,509,375
Sybron International Corporation (b)               250,000    9,968,750
                                                           ------------
                                                             45,531,250

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG GROWTH FUND (continued)
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
HEALTHCARE - PATIENT CARE 2.4%
HEALTHSOUTH Corporation (b)                        800,000$  19,950,000
Oxford Health Plans, Inc. (b)                      100,000    7,175,000
Vencor, Inc. (b)                                   200,000    8,450,000
                                                          -------------
                                                             35,575,000
HEALTHCARE - PRODUCT 1.0%
Guidant Corporation                                175,000   14,875,000

HOUSEHOLD APPLIANCES & FURNISHINGS 1.6%
Sunbeam Corporation                                625,000   23,593,750

INSURANCE - DIVERSIFIED 1.2%
Travelers Group, Inc.                              275,000   17,342,188

INSURANCE - LIFE 2.4%
Conseco, Inc.                                      400,000   14,800,000
Hartford Life, Inc. Class A (b)                    350,000   13,125,000
Western National Corporation                       325,000    8,714,062
                                                          -------------
                                                             36,639,062
INSURANCE - MULTI-LINE 0.8%
MGIC Investment Corporation                        250,000   11,984,375

LEISURE SERVICE 2.5%
CapStar Hotel Company (b)                          185,000    5,920,000
Carnival Corporation Class A                       200,000    8,250,000
Regal Cinemas, Inc. (b)                            200,000    6,600,000
Wyndham Hotel Corporation (b)                      500,000   16,312,500
                                                          -------------
                                                             37,082,500
MACHINERY - TRANSPORTATION EQUIPMENT
  & PARTS 0.3%
Miller Industries, Inc. (b)                        300,000    4,800,000

MEDIA - PUBLISHING 0.5%
Central Newspapers, Inc. Class A                   115,500    8,272,688

MEDIA - RADIO/TV 2.8%
Clear Channel Communications, Inc. (b)             325,000   19,987,500
Evergreen Media Corporation Class A (b)            225,000   10,040,625
Heftel Broadcasting Corporation Class A (b)        100,000    5,525,000
Westwood One, Inc. (b)                             200,000    6,450,000
                                                          -------------
                                                             42,003,125
METAL PRODUCTS & FABRICATION 0.7%
Illinois Tool Works, Inc.                          200,000    9,987,500

OFFICE AUTOMATION 3.6%
Danka Business Systems PLC Sponsored ADR           805,000   32,904,375
Xerox Corporation                                  275,000   21,690,625
                                                          -------------
                                                             54,595,000
OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 0.9%
Gulf Canada Resources, Ltd. ADR (b)              1,698,000   14,114,625

OIL WELL EQUIPMENT & SERVICE 6.5%
Camco International, Inc.                          200,000   10,950,000
Cooper Cameron Corporation (b)                     500,000   23,375,000
EVI, Inc. (b)                                      450,000   18,900,000
Falcon Drilling Company, Inc. (b)                  150,000    8,643,750
Global Marine, Inc. (b)                            250,000    5,812,500
Schlumberger, Ltd.                                 125,800   15,725,000
Smith International, Inc. (b)                      225,000   13,668,750
                                                          -------------
                                                             97,075,000
PERSONAL & COMMERCIAL LENDING 0.9%
Firstplus Financial Group (b)                      400,000   13,600,000

POLLUTION CONTROL 0.4%
Newpark Resources, Inc. (b)                        160,400    5,413,500

REAL ESTATE 1.1%
Patriot American Hospitality, Inc.                 288,100    7,346,550
Starwood Lodging Trust                             200,000    8,537,500
                                                          -------------
                                                             15,884,050
RETAIL - DEPARTMENT STORE 1.7%
Kohl's Corporation (b)                             350,000   18,528,125
Fred Meyer, Inc. (b)                               125,000    6,460,938
                                                          -------------
                                                             24,989,063
RETAIL - DISCOUNT & VARIETY 1.9%
Consolidated Stores Corporation (b)                250,000    8,687,500
Dollar General Corporation                         100,000    3,750,000
Dollar Tree Stores, Inc. (b)                       225,000   11,334,375
ShopKo Stores, Inc.                                193,600    4,936,800
                                                          -------------
                                                             28,708,675
RETAIL - DRUG STORE 0.5%
Walgreen Company                                   150,000    8,043,750

RETAIL - MAJOR CHAIN 0.3%
Costco Companies, Inc. (b)                         150,000    4,931,250

RETAIL - RESTAURANT 0.5%
PJ America, Inc. (b) (g)                           173,500    2,949,500
Starbucks Corporation (b)                          100,000    3,893,750
                                                          -------------
                                                              6,843,250
RETAIL - SPECIALTY 2.9%
Eagle Hardware & Garden, Inc. (b)                  250,000    5,718,750
Fastenal Company                                   189,200    9,270,800
The Home Depot, Inc.                               270,000   18,613,125
Staples, Inc. (b)                                  450,000   10,462,500
                                                          -------------
                                                             44,065,175
SAVINGS & LOAN 1.1%
Washington Mutual, Inc.                            275,000   16,431,250

SHOE & APPAREL MANUFACTURING 1.3%
Jones Apparel Group, Inc. (b)                      175,000    8,356,250
Wolverine World Wide, Inc.                         375,000   11,390,625
                                                          -------------
                                                             19,746,875
SOAP & CLEANING PREPARATION 0.4%
The Procter & Gamble Company                        45,000    6,356,250

TELECOMMUNICATION EQUIPMENT 3.1%
ADC Telecommunications, Inc. (b)                   150,000    5,006,250
Nokia Corporation Sponsored ADR                    185,000   13,643,750
Tellabs, Inc. (b)                                  500,000   27,937,500
                                                          -------------
                                                             46,587,500
TELECOMMUNICATION SERVICE 0.2%
WorldCom, Inc. (b)                                  80,000    2,560,000

TOBACCO 0.7%
Philip Morris Companies, Inc.                      250,000   11,093,750
                                                          -------------
TOTAL COMMON STOCKS (COST $1,165,447,990)                 1,481,376,825

CONVERTIBLE PREFERRED STOCKS 0.1%
Crystal Dynamics, Inc. Series D (b) (d)
  (COST $1,000,005)                                133,334    1,000,005


24


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG GROWTH FUND (continued)
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 1.4%
COMERCIAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.27%                   $       100 $          100
Wisconsin Electric Power Company, 5.33%          532,600        532,600
                                                         --------------
                                                                532,700
REPURCHASE AGREEMENT 1.4%
Goldman, Sachs & Company (Dated 6/30/97),
  5.75%, Due 7/01/97 (Repurchase proceeds
  $21,403,418); Collateralized by:  $17,560,000
  United States Treasury Bonds, 10.75%,
  Due 2/15/03 (Market value $21,844,640) (f)  21,400,000     21,400,000
                                                         --------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $21,932,700)                                         21,932,700
                                                         --------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $1,188,380,695) 100.2%                            1,504,309,530
Other Assets and Liabilities, Net (0.2%)                     (3,755,082)
                                                         --------------
NET ASSETS 100.0%                                        $1,500,554,448
                                                         ==============


                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                            NET ASSETS
----------------------------------------------------------------
United States .......................................  92.7%
United Kingdom ......................................   2.2
Netherlands .........................................   1.9
Ireland .............................................   1.4
Canada ..............................................   0.9
Finland .............................................   0.9
Mexico ..............................................   0.2
Other Assets & Liabilities, Net .....................  (0.2)
                                                      ------
Total                                                 100.0%
                                                      ======


--------------------------------------------------------------------------------
STRONG DISCOVERY FUND
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS 93.9%
AEROSPACE & DEFENSE 0.8%
Hexcel Corporation (b)                           130,700    $ 2,254,575
UNC, Inc. (b)                                     45,300        662,513
                                                            -----------
                                                              2,917,088
BANK - MONEY CENTER 2.2%
BankAmerica Corporation                           29,800      1,923,963
Chase Manhattan Corporation                       32,000      3,106,000
Citicorp                                          30,000      3,616,875
                                                            -----------
                                                              8,646,838
COMMERCIAL SERVICE 7.3%
Accustaff, Inc. (b)                              129,801      3,074,661
American Oncology Resources, Inc. (b)             30,300        511,313
Bacou U.S.A., Inc. (b)                            78,700      1,278,875
Budget Group, Inc. Class A (b)                    45,900      1,583,550
Consolidated Graphics, Inc. (b)                  116,700      4,872,225
Getty Communications PLC Sponsored ADR (b)       141,900      2,093,025
Individual, Inc. (b)                             123,300        493,200
Iron Mountain, Inc. (b)                           14,100        423,000
Lason Holdings, Inc. (b)                           3,500         98,437
Outdoor Systems, Inc. (b)                         78,000      2,983,500
Pittston Company Brinks Group                     76,500      2,295,000
Registry, Inc. (b)                                25,800      1,186,800
Rollins Truck Leasing Corporation                 80,000      1,190,000
The Sabre Group Holdings, Inc. (b)                 6,000        162,750
Sitel Corporation (b)                            150,400      3,102,000
Universal Outdoor Holdings, Inc. (b)              80,800      2,817,900
                                                            -----------
                                                             28,166,236
COMPUTER - MAINFRAME 1.7%
International Business Machines Corporation       73,000      6,583,687

COMPUTER - PERIPHERAL EQUIPMENT 0.9%
MICROS Systems, Inc. (b)                          37,100      1,558,200
Storage Technology Corporation (b)                46,800      2,082,600
                                                            -----------
                                                              3,640,800
COMPUTER - PERSONAL & WORKSTATION 1.4%
Compaq Computer Corporation (b)                   53,000      5,260,250

COMPUTER SERVICE 2.7%
America Online, Inc. (b)                          67,300      3,743,563
Ceridian Corporation (b)                           9,000        380,250
Fiserv, Inc. (b)                                  67,000      2,989,875
National Techteam, Inc. (b)                       53,900      1,152,112
Sykes Enterprises, Inc. (b)                       85,500      2,223,000
                                                            -----------
                                                             10,488,800
COMPUTER SOFTWARE 3.8%
Ascend Communications, Inc. (b)                   10,000        393,750
Computer Associates International, Inc.           53,000      2,951,437
Emulex Corporation (b)                            17,700        269,925
Hummingbird Communications, Ltd. (b)              70,700      1,816,106
IONA Technologies PLC ADR (b)                     41,900        827,525
McAfee Associates, Inc. (b)                       58,900      3,718,063
Microsoft Corporation (b)                         15,000      1,895,625
Sterling Commerce, Inc. (b)                       80,800      2,656,300
                                                            -----------
                                                             14,528,731
CONSUMER - MISCELLANEOUS 1.1%
Equity Corporation International (b)              30,000        725,625
Service Corporation International                 80,000      2,630,000
Stewart Enterprises, Inc. Class A                 19,300        810,600
                                                            -----------
                                                              4,166,225
DIVERSIFIED OPERATIONS 0.1%
National Service Industries, Inc.                  8,200        399,237

ELECTRICAL EQUIPMENT 0.7%
Berg Electronics Corporation (b)                  55,000      1,976,563
Westinghouse Electric Corporation                 35,400        818,625
                                                            -----------
                                                              2,795,188
ELECTRONIC PARTS DISTRIBUTION 1.4%
Kent Electronics Corporation (b)                 142,400      5,224,300

ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.8%
General Cable Corporation (b)                     20,000        512,500
Intel Corporation                                 12,500      1,772,656
Micron Technology, Inc. (b)                       13,000        519,188
Uniphase Corporation (b)                           4,700        273,775
                                                            -----------
                                                              3,078,119
FINANCE - MISCELLANEOUS 1.9%
American Express Company                          51,000      3,799,500
Checkfree Corporation (b)                         78,600      1,385,325
PMT Services, Inc. (b)                           134,700      2,054,175
                                                            -----------
                                                              7,239,000
FOOD 0.1%
Lancaster Colony Corporation                       8,100        391,837

HEALTHCARE - BIOMEDICAL/GENETIC 0.2%
Ortec International, Inc. (Acquired 10/21/96;
  Cost $524,800) (b) (d)                          80,000        576,000

HEALTHCARE - DRUG/DIVERSIFIED 1.4%
Halsey Drug Company, Inc. (b) (g)                857,490      3,965,891
Halsey Drug Company, Inc. (Acquired 10/01/96;
  Cost $9,165) (b) (d) (g)                         2,820         11,738
Ivax Corporation (b)                             135,400      1,514,788
                                                            -----------
                                                              5,492,417

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG DISCOVERY FUND (continued)
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
HEALTHCARE - MEDICAL SUPPLY 10.0%
Becton, Dickinson & Company                       27,000    $ 1,366,875
Cohr, Inc. (b)                                   202,600      3,798,750
Covance, Inc. (b)                                 70,000      1,351,875
Dentsply International, Inc.                     135,000      6,615,000
McKesson Corporation                              95,300      7,385,750
NCS Healthcare, Inc. Class A (b)                  49,900      1,515,712
Omnicare, Inc.                                    24,700        774,962
Steris Corporation (b)                           129,900      4,855,013
Suburban Ostomy Supply Company, Inc. (b)         463,800      4,348,125
Sybron International Corporation (b)             165,900      6,615,263
                                                            -----------
                                                             38,627,325
HEALTHCARE - PATIENT CARE 1.2%
United Dental Care, Inc. (b)                     316,400      4,746,000

HEALTHCARE - PRODUCT 1.2%
Baxter International, Inc.                        13,000        679,250
Boston Scientific Corporation (b)                 30,000      1,843,125
Cytyc Corporation (b)                             15,000        406,875
Sabratek Corporation (b)                          66,400      1,859,200
                                                            -----------
                                                              4,788,450
HOUSEHOLD APPLIANCES & FURNISHINGS 0.7%
Harman International Industries, Inc.             51,900      2,186,288
Newell Companies, Inc.                             7,800        309,075
Sunbeam Corporation                                9,400        354,850
                                                            -----------
                                                              2,850,213
HOUSING RELATED 0.7%
Watsco, Inc.                                     111,300      2,782,500

INSURANCE - LIFE 0.4%
Conseco, Inc.                                     40,000      1,480,000

INSURANCE - MULTI-LINE 0.4%
MGIC Investment Corporation                       27,800      1,332,662

INSURANCE - PROPERTY & CASUALTY 0.1%
Hartford Financial Services Group, Inc.            5,800        479,950

LEISURE PRODUCT 1.8%
Action Performance Companies, Inc. (b)             9,800        237,650
Harley-Davidson, Inc.                            120,300      5,766,881
SCP Pool Corporation (b)                          41,000        866,125
                                                            -----------
                                                              6,870,656
LEISURE SERVICE 2.2%
Candlewood Hotel Company, Inc. (b)               142,800      1,195,950
Host Marriott Corporation (b)                     42,300        753,469
International Game Technology                    197,300      3,502,075
Promus Hotel Corporation (b)                      35,100      1,360,125
Regal Cinemas, Inc. (b)                           55,100      1,818,300
                                                            -----------
                                                              8,629,919
MACHINE TOOL 1.2%
Applied Power, Inc.                               87,800      4,532,675

MACHINERY - MISCELLANEOUS 1.0%
Greenwich Air Services, Inc.                     128,850      3,744,703

MACHINERY - TRANSPORTATION EQUIPMENT
  & PARTS 0.9%
Miller Industries, Inc. (b)                      204,200      3,267,200

MEDIA - RADIO/TV 0.9%
Clear Channel Communications, Inc. (b)            59,000      3,628,500

NATURAL GAS DISTRIBUTION 0.1%
WICOR, Inc.                                       13,425        522,736

OFFICE AUTOMATION 4.6%
Danka Business Systems PLC Sponsored ADR         405,950     16,593,206
Xerox Corporation                                 13,300      1,049,038
                                                            -----------
                                                             17,642,244
OIL - INTERNATIONAL INTEGRATED 0.3%
Santa Fe International Corporation (b)            34,300      1,166,200

OIL - NORTH AMERICAN EXPLORATION
  & PRODUCTION 5.9%
Ocean Energy, Inc. (b)                           373,600     17,279,000
Union Pacific Resources Group, Inc.              218,700      5,440,163
                                                            -----------
                                                             22,719,163
OIL WELL EQUIPMENT & SERVICE 5.8%
Cooper Cameron Corporation (b)                    37,000      1,729,750
ENSCO International, Inc. (b)                     53,700      2,832,675
Global Marine, Inc. (b)                           55,000      1,278,750
Marine Drilling Companies, Inc. (b)              170,000      3,336,250
Nabors Industries, Inc. (b)                      105,000      2,625,000
Noble Drilling Corporation (b)                   290,000      6,543,125
Rowan Companies, Inc. (b)                         19,600        552,475
Schlumberger, Ltd.                                28,000      3,500,000
                                                            -----------
                                                             22,398,025
PERSONAL & COMMERCIAL LENDING 1.9%
Associates First Capital Corporation             100,000      5,550,000
Household International, Inc.                     14,500      1,702,844
                                                            -----------
                                                              7,252,844
POLLUTION CONTROL 0.0%
Waste Industries, Inc. (b)                         6,900        121,612

RAILROAD 1.0%
Burlington Northern Santa Fe Corporation          45,001      4,044,465

REAL ESTATE 0.1%
Charles E. Smith Residential Realty, Inc.         13,200        381,150

RETAIL - DISCOUNT & VARIETY 1.5%
Consolidated Stores Corporation (b)              130,425      4,532,269
ShopKo Stores, Inc.                               47,100      1,201,050
                                                            -----------
                                                              5,733,319
RETAIL - DRUG STORE 0.5%
Rite Aid Corporation                              40,000      1,995,000

RETAIL - RESTAURANT 3.0%
Casa Ole Restaurants, Inc. (b)                   135,000      1,248,750
Quality Dining, Inc. (b)                         340,225      1,594,805
Rainforest Cafe, Inc. (b)                        339,600      8,617,350
                                                            -----------
                                                             11,460,905
RETAIL - SPECIALTY 12.1%
Borders Group, Inc. (b)                           79,100      1,908,287
CUC International, Inc. (b)                      150,000      3,871,875
Casey's General Stores, Inc.                      27,500        592,109
Central Garden & Pet Company (b)                 337,700      8,442,500
Eagle Hardware & Garden, Inc. (b)                 68,000      1,555,500
Goody's Family Clothing, Inc. (b)                 44,400      1,215,450
The Hertz Corporation (b)                        115,300      4,150,800
Just For Feet, Inc. (b)                          125,000      2,179,687
MSC Industrial Direct Company, Inc. Class A (b)   35,600      1,428,450
Movie Gallery, Inc. (b) (g)                      762,500      4,860,938
Regis Corporation                                 37,600        888,300
Renters Choice, Inc. (b)                         160,000      3,180,000
Staples, Inc. (b)                                124,200      2,887,650
U.S. Office Products Company (b)                  33,900      1,036,069
Wilmar Industries, Inc. (b)                      190,900      4,653,188
Zale Corporation (b)                             186,800      3,700,975
                                                            -----------
                                                             46,551,778
SAVINGS & LOAN 2.1%
TCF Financial Corporation                        163,350      8,065,406

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG DISCOVERY FUND (continued)
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT 1.2%
Aware, Inc. (b)                                   29,700   $    438,075
Belden, Inc.                                      65,000      2,214,063
Communications Central, Inc. (b)                  46,900        515,900
General Instrument Corporation (b)                25,700        642,500
Scientific-Atlanta, Inc.                          34,800        761,250
                                                           ------------
                                                              4,571,788
TOBACCO 0.7%
Philip Morris Companies, Inc.                     62,300      2,764,562

TRANSPORTATION SERVICE 1.9%
Coach USA, Inc. (b)                              175,400      4,659,062
Hub Group, Inc. Class A (b)                       86,600      2,608,825
                                                           ------------
                                                              7,267,887
                                                           ------------
TOTAL COMMON STOCKS (COST $334,583,837)                     362,014,590

CONVERTIBLE BONDS 0.2%
Halsey Drug Company, Inc. Subordinated
  Debentures, 10.00%, Due 8/06/01 (Acquired
  8/05/96; Cost $587,550) (d) (g)
  (AMORTIZED COST $589,343)                  $   600,000        768,480

SHORT-TERM INVESTMENTS (a) 3.7%
COMMERCIAL PAPER 0.2%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.29%  328,900        328,900
Johnson Controls, Inc., 5.31%                    300,700        300,700
Eli Lilly & Company, 5.09%                           100            100
                                                           ------------
                                                                629,700
REPURCHASE AGREEMENT 3.4%
Goldman, Sachs & Company (Dated 6/30/97),
  5.75%, Due 07/01/97 (Repurchase proceeds
  $13,202,108); Collateralized by: $10,345,000
  United States Treasury Bonds, 13.375%,
  Due 8/15/01 (Market Value $13,479,535) (f)  13,200,000     13,200,000

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills, Due 9/25/97 (c)    500,000        493,992
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $14,323,752)                                         14,323,692
                                                           ------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $349,496,932) 97.8%                                 377,106,762
Other Assets and Liabilities, Net 2.2%                        8,458,102
                                                           ------------
NET ASSETS 100.0%                                          $385,564,864
                                                           ============


FUTURES
-------
                                            UNDERLYING
                          EXPIRATION        FACE AMOUNT      UNREALIZED
                             DATE            AT VALUE       DEPRECIATION
--------------------------------------------------------------------------------
Purchased:
  27 S&P 500                 9/97           $12,018,375       ($35,338)



                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                            NET ASSETS
----------------------------------------------------------------
United States .......................................  92.3%
United Kingdom ......................................   5.0
Canada ..............................................   0.5
Other Assets and Liabilities, Net ...................   2.2
                                                      ------
Total                                                 100.0%
                                                      ======

--------------------------------------------------------------------------------
STRONG SMALL CAP FUND
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS 95.4%
AEROSPACE & DEFENSE 0.6%
BE Aerospace, Inc. (b)                            31,500    $   996,188

COMMERCIAL SERVICE 10.0%
Abacus Direct Corporation (b)                     62,000      2,015,000
American Oncology Resources, Inc. (b)            122,300      2,063,813
CRA Managed Care, Inc. (b)                        37,600      1,962,250
Computer Learning Centers, Inc. (b)               25,000      1,050,000
FPA Medical Management, Inc. (b)                  38,700        916,706
Mail-Well, Inc. (b)                               78,150      2,227,275
NCO Group, Inc. (b)                               25,800        757,875
On Assignment, Inc. (b)                           33,400      1,302,600
Pediatrix Medical Group (b)                       63,200      2,895,350
Personnel Group of America, Inc. (b)              27,800        800,988
Staff Leasing, Inc. (b)                           45,400        851,250
Universal Outdoor Holdings, Inc. (b)              24,500        854,437
                                                            -----------
                                                             17,697,544
COMPUTER - PERIPHERAL EQUIPMENT 2.1%
Encad, Inc. (b)                                   51,200      2,124,800
MicroTouch Systems, Inc. (b)                       5,100        117,300
NeoMagic Corporation (b)                          63,400      1,418,575
                                                            -----------
                                                              3,660,675
COMPUTER SERVICE 4.6%
CSG Systems International, Inc. (b)               70,400      2,173,600
Computer Horizons Corporation (b)                 47,550      1,628,587
Computer Task Group, Inc.                         58,400      2,175,400
Information Management Resources, Inc. (b)        48,300      2,197,650
                                                            -----------
                                                              8,175,237
COMPUTER SOFTWARE 14.4%
Aspect Development, Inc. (b)                      31,700        826,181
Axent Technologies, Inc. (b)                      18,200        277,550
Citrix Systems, Inc. (b)                          44,100      1,934,888
CyberMedia, Inc. (b)                             100,800      1,612,800
Great Plains Software, Inc. (b)                   36,700        990,900
HNC Software, Inc. (b)                            21,300        812,062
IDX Systems Corporation (b)                       58,900      2,032,050
INSO Corporation (b)                              12,900        265,256
Industri-Matematik International Corporation (b)  65,000      1,056,250
Larscom, Inc. Class A (b)                         75,100        807,325
Manugistics Group, Inc. (b)                       54,000      2,403,000
Radiant Systems, Inc. (b)                         42,500        887,188
Sapient Corporation (b)                           33,600      1,663,200
Saville Systems PLC Sponsored ADR (b)             33,000      1,716,000
Scopus Technology, Inc. (b)                       65,200      1,458,850
Software Artistry, Inc. (b)                       55,800        885,825
Transaction Systems Architects, Inc. (b)          24,200        834,900
Viasoft, Inc. (b)                                 33,500      1,700,125
Visio Corporation (b)                             41,300      2,911,650
Zebra Technologies Corporation (b)                11,100        309,412
                                                            -----------
                                                             25,385,412
COMPUTER SYSTEMS 2.3%
Cognex Corporation (b)                            66,800      1,770,200
HCIA, Inc. (b)                                    26,800        897,800
Imnet Systems, Inc. (b)                            4,300        133,569
Wind River Systems, Inc. (b)                      34,800      1,331,100
                                                            -----------
                                                              4,132,669
CONSUMER - MISCELLANEOUS 0.5%
800-JR CIGAR, Inc. (b)                            39,500        819,625

COSMETIC & PERSONAL CARE 2.4%
NBTY, Inc. (b)                                    91,600      2,564,800
Rexall Sundown, Inc. (b)                          43,100      1,680,900
                                                            -----------
                                                              4,245,700
ELECTRICAL EQUIPMENT 0.5%
Level One Communications, Inc. (b)                24,200        930,188

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG SMALL CAP FUND (continued)
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
ELECTRONIC PRODUCTS - MISCELLANEOUS 1.4%
Electro Scientific Industries, Inc. (b)           22,600     $  946,375
Harmonic Lightwaves, Inc. (b)                     42,400        726,100
Powerwave Technologies, Inc. (b)                  35,700        803,250
                                                            -----------
                                                              2,475,725
ELECTRONICS - SEMICONDUCTOR/COMPONENT 10.8%
Asyst Technologies, Inc. (b)                      44,200      1,944,800
Credence Systems Corporation (b)                  61,100      1,829,181
DuPont Photomasks, Inc. (b)                       17,200        928,800
Electroglas, Inc. (b)                             66,800      1,682,525
Fusion Systems Corporation (b)                    24,100        953,456
Gasonics International Corporation (b)            68,500        933,312
Kulicke & Soffa Industries, Inc. (b)              29,000        941,594
PMC-Sierra, Inc. (b)                              73,200      1,921,500
PRI Automation, Inc. (b)                          37,900      1,437,831
Photronics, Inc. (b)                              34,800      1,661,700
Triquint Semiconductor, Inc. (b)                  30,700      1,055,313
Uniphase Corporation (b)                          44,400      2,586,300
Veeco Instruments, Inc. (b)                       32,200      1,247,750
                                                            -----------
                                                             19,124,062
HEALTHCARE - BIOMEDICAL/GENETIC 3.8%
Agouron Pharmaceuticals, Inc. (b)                 22,200      1,795,425
Immunex Corporation (b)                           53,100      1,924,875
Incyte Pharmaceuticals, Inc (b)                   29,200      1,956,400
Vertex Pharmaceuticals, Inc. (b)                  27,900      1,067,175
                                                            -----------
                                                              6,743,875
HEALTHCARE - INSTRUMENTATION 1.9%
Arterial Vascular Engineering, Inc. (b)           77,500      2,494,531
Spine-Tech, Inc. (b)                              21,600        801,900
                                                            -----------
                                                              3,296,431
HEALTHCARE - MEDICAL SUPPLY 3.7%
Express Scripts, Inc. Class A (b)                 37,700      1,573,975
Pharmaceutical Product Development, Inc. (b)      53,600      1,179,200
Steris Corporation (b)                            45,200      1,689,350
TECNOL Medical Products, Inc. (b)                 90,000      2,002,500
                                                            -----------
                                                              6,445,025
HEALTHCARE - PATIENT CARE 5.1%
Arbor Health Care Company (b)                     43,900      1,360,900
Coventry Corporation (b)                         110,600      1,672,825
Curative Health Services, Inc. (b)                61,400      1,765,250
Renal Treatment Centers, Inc. (b)                 29,500        792,812
Total Renal Care Holdings, Inc. (b)               48,100      1,933,019
Trigon Heathcare, Inc. (b)                        60,700      1,471,975
                                                            -----------
                                                              8,996,781
HEALTHCARE - PRODUCT 1.8%
Cytyc Corporation (b)                             71,700      1,944,862
Hemocleanse, Inc. (Acquired 5/14/96;
  Cost $465,000) (b) (d)                         155,000        465,000
Perclose, Inc. (b)                                33,700        842,500
                                                            -----------
                                                              3,252,362
HOUSING RELATED 0.9%
Advanced Lighting Technologies, Inc. (b)          66,200      1,671,550

INSURANCE - ACCIDENT & HEALTH 0.9%
Healthcare Recoveries, Inc. (b)                   79,300      1,536,438

INSURANCE - PROPERTY & CASUALTY 2.3%
Amerin Corporation (b)                            35,900        870,575
CMAC Investment Corporation                       18,900        902,475
Frontier Insurance Group, Inc.                    22,500      1,456,875
Vesta Insurance Group, Inc.                       18,800        813,100
                                                            -----------
                                                              4,043,025
LEISURE SERVICE 1.0%
Steiner Leisure, Ltd. (b)                         65,700      1,831,388

MACHINE TOOL 0.3%
JLK Direct Distribution, Inc. Class A (b)         17,500        448,438

MACHINERY - TRANSPORTATION EQUIPMENT
  & PARTS 0.5%
Halter Marine Group, Inc. (b)                     35,100        842,400

MORTGAGE & RELATED SERVICE 0.2%
Triad Guaranty, Inc. (b)                           5,600        254,100

OIL WELL EQUIPMENT & SERVICE 1.7%
Cliffs Drilling Company (b)                       50,600      1,846,900
Gulf Island Fabrication, Inc. (b)                 44,700      1,145,437
                                                            -----------
                                                              2,992,337
POLLUTION CONTROL 1.3%
Newpark Resources, Inc. (b)                       41,900      1,414,125
Waste Industries, Inc. (b)                        53,300        939,412
                                                            -----------
                                                              2,353,537
REAL ESTATE 1.2%
Signature Resorts, Inc. (b)                       58,000      2,004,625

RETAIL - DISCOUNT & VARIETY 0.8%
99 Cents Only Stores (b)                          42,900      1,292,363

RETAIL - RESTAURANT 2.2%
Papa John's International, Inc. (b)               73,500      2,701,125
Showbiz Pizza Time, Inc. (b)                      43,400      1,144,675
                                                            -----------
                                                              3,845,800
RETAIL - SPECIALTY 12.3%
Brylane, Inc. (b)                                 41,100      1,584,919
Coldwater Creek, Inc. (b)                          5,600        145,600
Cole National Corporation Class A (b)             46,500      2,046,000
Corporate Express, Inc. (b)                      119,500      1,725,281
Eagle Hardware & Garden, Inc. (b)                 94,800      2,168,550
The Finish Line, Inc. Class A (b)                 54,300        794,137
Goody's Family Clothing, Inc. (b)                 67,900      1,858,763
Linens `N Things, Inc. (b)                        68,200      2,020,425
MSC Industrial Direct Company, Inc. Class A (b)   41,300      1,657,163
The Men's Wearhouse, Inc. (b)                     78,600      2,475,900
West Marine, Inc. (b)                             53,700      1,382,775
The Wet Seal, Inc. Class A (b)                    56,900      1,795,906
Williams-Sonoma, Inc. (b)                         48,600      2,077,650
                                                            -----------
                                                             21,733,069
TELECOMMUNICATION EQUIPMENT 2.7%
Digital Microwave Corporation (b)                 70,800      2,124,000
P-COM, Inc. (b)                                   24,900        821,700
REMEC, Inc. (b)                                   36,000        846,000
Spectrian Corporation (b)                         28,000      1,032,500
                                                            -----------
                                                              4,824,200
TELECOMMUNICATION SERVICE 1.2%
STAR Telecommunications, Inc. (b)                 80,700      1,069,275
World Access, Inc. (b)                            53,100      1,088,550
                                                            -----------
                                                              2,157,825
                                                            -----------
TOTAL COMMON STOCKS (COST $144,890,091)                     168,208,594

SHORT-TERM INVESTMENTS (a) 2.7%
COMMERCIAL PAPER 0.7%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.29% $523,000        523,000
Johnson Controls, Inc., 5.31%                    508,200        508,200
Eli Lilly & Company, 5.09%                           100            100
Pitney Bowes Credit Corporation, 5.29%           225,800        225,800
Wisconsin Electric Power Company, 5.33%           43,000         43,000
                                                            -----------
                                                              1,300,100

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG SMALL CAP FUND (continued)
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT 2.0%
Goldman, Sachs & Company (Dated 6/30/97),
  5.75%, Due 7/01/97 (Repurchase proceeds
  $3,500,559) Collateralized by: $2,455,000 United
  States Treasury Bonds, 12.00%, Due 8/15/13,
  (Market Value $3,574,480) (f)               $3,500,000   $  3,500,000
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $4,800,100)                                           4,800,100
                                                           ------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $149,690,191) 98.1%                                 173,008,694
Other Assets and Liabilities, Net 1.9%                        3,368,029
                                                           ------------
NET ASSETS 100.0%                                          $176,376,723
                                                           ============



                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                            NET ASSETS
----------------------------------------------------------------
United States .......................................  96.1%
United Kingdom ......................................   1.0
Ireland .............................................   1.0
Other Assets and Liabilities, Net ...................   1.9
                                                      ------
Total                                                 100.0%
                                                      ======


LEGEND
------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Restricted security.
(e) All or a portion of security is when-issued.

(f) The Funds may engage in repurchase agreements where the underlying collateral consists of U.S. Government securities which are maintained in a segregated account with a custodian. The market value of the collateral must exceed the principal amount by at least two percent on a daily basis.
(g) Affiliated issuer (see Note 6 of Notes to Financial Statements.)


Percentages are stated as a percent of net assets.


CURRENCY ABBREVIATIONS
----------------------
CAD  Canadian Dollar
CHF  Swiss Franc



                                                                             29




                       See notes to financial statements.


STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
June 30, 1997 (Unaudited)
                                                                            (In Thousands, Except Per Share Amounts)

                                                                 STRONG          STRONG             STRONG          STRONG COMMON
                                                               VALUE FUND   OPPORTUNITY FUND     MID CAP FUND        STOCK FUND
                                                               ----------   ----------------     ------------        ----------
ASSETS:
   Investments in Securities, at Value
     Unaffiliated Issuers (Cost of $64,182, $1,439,569,
       $11,961 and $1,138,956, respectively)                     $73,786       $1,761,085          $13,959           $1,414,226
     Affiliated Issuers (Cost of $0, $0, $0 and $10,919,
       respectively)                                                  --               --               --               15,500
   Receivable from Brokers for Securities Sold                        69           17,981              526                4,978
   Receivable for Fund Shares Sold                                    18               13               --                   10
   Dividends and Interest Receivable                                  78            2,153                5                  905
   Other Assets                                                       34            2,749               36                2,822
                                                                 -------       ----------          -------           ----------
   Total Assets                                                   73,985        1,783,981           14,526            1,438,441
LIABILITIES:
   Payable to Brokers for Securities Purchased                       363           17,091               41               10,606
   Payable for Fund Shares Redeemed                                   --               56               --                    5
   Accrued Operating Expenses and Other Liabilities                   27              296               43                   93
                                                                 -------       ----------          -------           ----------
   Total Liabilities                                                 390           17,443               84               10,704
                                                                 -------       ----------          -------           ----------
NET ASSETS                                                       $73,595       $1,766,538          $14,442           $1,427,737
                                                                 =======       ==========          =======           ==========
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)                       $63,116       $1,317,735          $14,559           $1,051,168
   Undistributed Net Investment Income (Loss)                         --              298              (28)                  87
   Undistributed Net Realized Gain (Loss)                            875          127,026           (2,087)              96,071
   Net Unrealized Appreciation                                     9,604          321,479            1,998              280,411
                                                                 -------       ----------          -------           ----------
   Net Assets                                                    $73,595       $1,766,538          $14,442           $1,427,737
                                                                 =======       ==========          =======           ==========
Capital Shares Outstanding (Unlimited Number Authorized)           5,696           46,673            1,430               62,895

NET ASSET VALUE PER SHARE                                         $12.92           $37.85           $10.10              $22.70
                                                                  ======           ======           ======              ======


                                                                                 STRONG            STRONG            STRONG SMALL
                                                                               GROWTH FUND     DISCOVERY FUND          CAP FUND
                                                                               -----------     --------------          --------
ASSETS:
   Investments in Securities, at Value
     Unaffiliated Issuers (Cost of $1,180,901, $344,404 and
       $149,690, respectively)                                                 $1,494,110         $367,500             $173,009
     Affiliated Issuers (Cost of $7,480, $5,093 and $0, respectively)              10,200            9,607                   --
   Receivable from Brokers for Securities Sold                                     11,001           11,333                6,272
   Receivable for Fund Shares Sold                                                     --                1                   10
   Dividends and Interest Receivable                                                  442              251                    6
   Other Assets                                                                        62               --                   47
                                                                               ----------         --------             --------
   Total Assets                                                                 1,515,815          388,692              179,344
LIABILITIES:
   Payable to Brokers for Securities Purchased                                     14,848            2,860                2,919
   Payable for Fund Shares Redeemed                                                   261               86                    6
   Accrued Operating Expenses and Other Liabilities                                   152              181                   42
                                                                               ----------         --------             --------
   Total Liabilities                                                               15,261            3,127                2,967
                                                                               ----------         --------             --------
NET ASSETS                                                                     $1,500,554         $385,565             $176,377
                                                                               ==========         ========             ========
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)                                     $1,167,033         $364,905             $190,651
   Undistributed Net Investment Loss                                               (2,255)          (1,738)                (347)
   Undistributed Net Realized Gain (Loss)                                          19,847           (5,173)             (37,246)
   Net Unrealized Appreciation                                                    315,929           27,571               23,319
                                                                               ----------         --------             --------
   Net Assets                                                                  $1,500,554         $385,565             $176,377
                                                                               ==========         ========             ========
Capital Shares Outstanding (Unlimited Number Authorized)                           75,700           21,238               16,021

NET ASSET VALUE PER SHARE                                                          $19.82           $18.15               $11.01
                                                                                   ======           ======               ======

                                            See notes to financial statements.

30


STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended June 30, 1997 (Unaudited)
                                                                              (In Thousands)

                                                                                      STRONG
                                             STRONG        STRONG        STRONG       COMMON      STRONG      STRONG      STRONG
                                              VALUE      OPPORTUNITY     MID CAP       STOCK      GROWTH     DISCOVERY   SMALL CAP
                                              FUND          FUND          FUND         FUND        FUND        FUND        FUND
                                             ------      -----------     -------      ------      ------     ---------   ---------
INCOME:
   Dividends                                 $  484       $ 10,245       $   21      $  5,389    $  4,207     $   864     $    96
   Interest - Unaffiliated Issuers              234          3,836           40         3,099       2,153         179         252
   Interest - Affiliated Issuers                 --             --           --            --         538          --          --
                                             ------       --------      -------      --------    --------     -------    --------
   Total Income                                 718         14,081           61         8,488       6,898       1,043         348
EXPENSES:
   Investment Advisory Fees                     312          8,421           62         6,413       6,873       1,949         795
   Custodian Fees                                 4             83            8            50          38          38          17
   Shareholder Servicing Costs                   76          1,773           17           821       1,815         620         269
   Reports to Shareholders                       11            239            7            91         242         120          28
   Federal and State Registration Fees           18             76            7            67         100          22          33
   Other                                          7             71            2            64          84          32          10
                                             ------       --------      -------      --------    --------     -------    --------
   Total Expenses                               428         10,663          103         7,506       9,152       2,781       1,152
                                             ------       --------      -------      --------    --------     -------    --------
NET INVESTMENT INCOME (LOSS)                    290          3,418          (42)          982      (2,254)     (1,738)       (804)

REALIZED AND UNREALIZED
   GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments in Unaffiliated Issuers        884        129,339       (2,067)      101,799      32,647      18,492     (24,220)
     Investments in Affiliated Issuers           --             --           --        (2,048)      1,530      (3,772)         --
     Futures and Forward Foreign
        Currency Contracts                       --             --           --           (51)       (418)       (731)         --
     Foreign Currencies                          --             (1)          --            (3)         --          --          --
                                             ------       --------      -------      --------    --------     -------    --------
     Net Realized Gain (Loss)                   884        129,338       (2,067)       99,697      33,759      13,989     (24,220)
   Change in Unrealized Appreciation/
        Depreciation on:
     Investments                              6,582         23,308        1,998        83,907      99,491         489      11,189
     Futures and Forward Foreign
        Currency Contracts                       --             --           --           586          --         (35)         --
     Foreign Currencies                          --            (28)          --           (23)         --          --          --
                                             ------       --------      -------      --------    --------     -------    --------
     Net Change in Unrealized
        Appreciation/Depreciation             6,582         23,280        1,998        84,470      99,491         454      11,189
                                             ------       --------      -------      --------    --------     -------    --------
NET GAIN (LOSS)                               7,466        152,618          (69)      184,167     133,250      14,443     (13,031)
                                             ------       --------      -------      --------    --------     -------    --------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS          $7,756       $156,036      ($  111)     $185,149    $130,996     $12,705    ($13,835)
                                             ======       ========      =======      ========    ========     =======    ========

                                            See notes to financial statements.

                                                                              31


STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

                                                                                            (In Thousands)

                                                                        STRONG VALUE FUND               STRONG OPPORTUNITY FUND
                                                               --------------------------------   --------------------------------
                                                               SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                                 JUNE 30, 1997    DEC. 31, 1996     JUNE 30, 1997    DEC. 31, 1996
                                                               ----------------   -------------   ----------------   -------------
                                                                  (UNAUDITED)                        (UNAUDITED)
OPERATIONS:
  Net Investment Income                                            $   290           $   457         $    3,418      $    8,761
  Net Realized Gain                                                    884                69            129,338         192,516
  Change in Unrealized Appreciation/Depreciation                     6,582             3,022             23,280          61,818
                                                                   -------           -------         ----------      ----------
  Increase in Net Assets Resulting from Operations                   7,756             3,548            156,036         263,095

DISTRIBUTIONS:
  From Net Investment Income                                          (291)             (456)            (2,826)         (8,761)
  In Excess of Net Investment Income                                    --                --                 --          (2,559)
  From Net Realized Gains                                              (78)               --            (31,662)       (173,793)
                                                                   -------           -------         ----------      ----------
  Total Distributions                                                 (369)             (456)           (34,488)       (185,113)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                         28,590            62,709            191,582         705,579
  Proceeds from Reinvestment of Dividends                              362               443             33,786         181,281
  Payment for Shares Redeemed                                      (18,239)          (10,749)          (349,948)       (522,932)
                                                                   -------           -------         ----------      ----------
  Increase (Decrease) in Net Assets from Capital
    Share Transactions                                              10,713            52,403           (124,580)        363,928
                                                                   -------           -------         ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             18,100            55,495             (3,032)        441,910

NET ASSETS:
  Beginning of Period                                               55,495                --          1,769,570       1,327,660
                                                                   -------           -------         ----------      ----------
  End of Period                                                    $73,595           $55,495         $1,766,538      $1,769,570
                                                                   =======           =======         ==========      ==========

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                               2,395             5,736              5,377          20,032
  Issued in Reinvestment of Dividends                                   29                39                966           5,146
  Redeemed                                                          (1,534)             (969)            (9,850)        (14,803)
                                                                    ------             -----              -----          ------
  Net Increase (Decrease) in Shares of the Fund                        890             4,806             (3,507)         10,375
                                                                    ======             =====              =====          ======


                                                                       STRONG MID CAP FUND            STRONG COMMON STOCK FUND
                                                                       -------------------        --------------------------------
                                                                        SIX MONTHS ENDED          SIX MONTHS ENDED    YEAR ENDED
                                                                          JUNE 30, 1997             JUNE 30, 1997    DEC. 31, 1996
                                                                        ----------------          ----------------   -------------
                                                                           (UNAUDITED)               (UNAUDITED)
OPERATIONS:
  Net Investment Income (Loss)                                             ($    42)                 $      982       $    3,234
  Net Realized Gain (Loss)                                                   (2,067)                     99,697          169,638
  Change in Unrealized Appreciation/Depreciation                              1,998                      84,470           42,934
                                                                            -------                  ----------       ----------
  Increase (Decrease) in Net Assets Resulting from Operations                  (111)                    185,149          215,806

DISTRIBUTIONS:
  From Net Investment Income                                                     (6)                       (175)          (3,234)
  In Excess of Net Investment Income                                             --                          --           (3,023)
  From Net Realized Gains                                                        --                     (30,378)        (182,428)
                                                                            -------                  ----------       ----------
  Total Distributions                                                            (6)                    (30,553)        (188,685)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                                  22,810                     133,698          206,140
  Proceeds from Reinvestment of Dividends                                         6                      29,913          184,686
  Payment for Shares Redeemed                                                (8,257)                   (134,116)        (235,311)
                                                                            -------                  ----------       ----------
  Increase in Net Assets from Capital Share Transactions                     14,559                      29,495          155,515
                                                                            -------                  ----------       ----------
TOTAL INCREASE IN NET ASSETS                                                 14,442                     184,091          182,636

NET ASSETS:
  Beginning of Period                                                            --                   1,243,646        1,061,010
                                                                            -------                  ----------       ----------
  End of Period                                                             $14,442                  $1,427,737       $1,243,646
                                                                            =======                  ==========       ==========

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                        2,275                       6,423            9,957
  Issued in Reinvestment of Dividends                                             1                       1,484            9,121
  Redeemed                                                                     (846)                     (6,461)         (11,308)
                                                                              -----                       -----           ------
  Net Increase in Shares of the Fund                                          1,430                       1,446            7,770
                                                                              =====                       =====           ======

                                            See notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS (continued)
---------------------------------------------------------------------------------------------------------------------------

                                                                                          (In Thousands)

                                                                       STRONG GROWTH FUND               STRONG DISCOVERY FUND
                                                               --------------------------------   --------------------------------
                                                               SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                                 JUNE 30, 1997    DEC. 31, 1996     JUNE 30, 1997    DEC. 31, 1996
                                                               ----------------   -------------   ----------------   -------------
                                                                  (UNAUDITED)                        (UNAUDITED)
OPERATIONS:
  Net Investment Loss                                            ($    2,254)     ($    2,432)        ($  1,738)      ($  1,756)
  Net Realized Gain                                                   33,759           67,404            13,989          14,514
  Change in Unrealized Appreciation/Depreciation                      99,491           87,465               454          (7,519)
                                                                  ----------       ----------          --------        --------
  Increase in Net Assets Resulting from Operations                   130,996          152,437            12,705           5,239

DISTRIBUTIONS:
  From Net Investment Income                                             (92)              --                --              --
  In Excess of Net Investment Income                                      --           (1,456)               --         (35,615)
  From Net Realized Gains                                            (31,118)         (31,662)               --         (18,658)
                                                                  ----------       ----------          --------        --------
  Total Distributions                                                (31,210)         (33,118)               --         (54,273)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                          384,076          942,711           131,146         418,430
  Proceeds from Reinvestment of Dividends                             30,413           32,540                --          53,029
  Payment for Shares Redeemed                                       (321,878)        (429,235)         (272,079)       (507,692)
                                                                  ----------       ----------          --------        --------
  Increase (Decrease) in Net Assets from Capital
    Share Transactions                                                92,611          546,016          (140,933)        (36,233)
                                                                  ----------       ----------          --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              192,397          665,335          (128,228)        (85,267)

NET ASSETS:
  Beginning of Period                                              1,308,157          642,822           513,793         599,060
                                                                  ----------       ----------          --------        --------
  End of Period                                                   $1,500,554       $1,308,157          $385,565        $513,793
                                                                  ==========       ==========          ========        ========

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                20,764           52,717             7,687          23,944
  Issued in Reinvestment of Dividends                                  1,725            1,753                --           3,134
  Redeemed                                                           (17,493)         (24,245)          (15,888)        (29,235)
                                                                      ------           ------            ------          ------
  Net Increase (Decrease) in shares of the Fund                        4,996           30,225            (8,201)         (2,157)
                                                                      ======           ======            ======          ======


                                                                                                         STRONG SMALL CAP FUND
                                                                                                  --------------------------------
                                                                                                  SIX MONTHS ENDED    YEAR ENDED
                                                                                                    JUNE 30, 1997    DEC. 31, 1996
                                                                                                  ----------------   -------------
                                                                                                     (UNAUDITED)
OPERATIONS:
  Net Investment Loss                                                                                 ($    804)      ($    476)
  Net Realized Loss                                                                                     (24,220)         (9,983)
  Change in Unrealized Appreciation/Depreciation                                                         11,189          12,129
                                                                                                       --------        --------
  Increase (Decrease) in Net Assets Resulting from Operations                                           (13,835)          1,670

DISTRIBUTIONS:
  From Net Investment Income                                                                                 (6)             --
  In Excess of Net Investment Income                                                                         --          (2,103)
                                                                                                       --------        --------
  Total Distributions                                                                                        (6)         (2,103)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                                                             129,507         234,309
  Proceeds from Reinvestment of Dividends                                                                     6           2,045
  Payment for Shares Redeemed                                                                           (96,354)        (78,862)
                                                                                                       --------        --------
  Increase in Net Assets from Capital Share Transactions                                                 33,159         157,492
                                                                                                       --------        --------
TOTAL INCREASE IN NET ASSETS                                                                             19,318         157,059

NET ASSETS:
  Beginning of Period                                                                                   157,059              --
                                                                                                       --------        --------
  End of Period                                                                                        $176,377        $157,059
                                                                                                       ========        ========

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                                                   11,717          19,415
  Issued in Reinvestment of Dividends                                                                         1             170
  Redeemed                                                                                               (8,699)         (6,583)
                                                                                                          -----          ------
  Net Increase in Shares of the Fund                                                                      3,019          13,002
                                                                                                          =====          ======

                                            See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

June 30, 1997 (Unaudited)

1.   ORGANIZATION
     The accompanying financial statements represent the Strong Growth Funds, which include the following diversified, open-end management investment companies registered under the Investment Company Act of 1940:
     - Strong Value Fund (a series of Strong Equity Funds, Inc.) (Inception date: December 29, 1995)
     -    Strong Opportunity Fund, Inc. (Inception date: December 31, 1985)
     - Strong Mid Cap Fund (a series of Strong Equity Funds, Inc.) (Inception date: December 31, 1996)
     -    Strong Common Stock Fund, Inc. (Inception date: December 29, 1989)
     - Strong Growth Fund (a series of Strong Equity Funds, Inc.) (Inception date: December 31, 1993)
     -    Strong Discovery Fund, Inc. (Inception date: December 31, 1987)
     - Strong Small Cap Fund (a series of Strong Equity Funds, Inc.) (Inception date: December 29, 1995)

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available, when held by the Funds, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at June 30, 1997 were as follows:
                                        AGGREGATE      AGGREGATE    PERCENT OF
                                          COST        FAIR VALUE    NET ASSETS
                                       ----------     ----------    ----------
          Strong Common Stock Fund     $  341,253     $  359,445       0.0%
          Strong Growth Fund            1,000,005      1,000,005       0.1%
          Strong Discovery Fund         1,121,515      1,356,218       0.4%
          Strong Small Cap Fund           465,000        465,000       0.3%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

--------------------------------------------------------------------------------

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets, forward foreign currency exchange contracts and other similar investments for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on annualized rates of 1.00% of the average daily net assets of the Funds. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash reserves in money market funds sponsored and managed by Strong Capital Management, Inc., subject to certain limitations. The terms of such transactions are identical to those of non-related entitites except that, to avoid duplicate investment advisory fees, the Advisor remits to each Fund an amount equal to all fees otherwise due to them under their investment advisory agreement for the assets invested in such money market funds.

     Certain information regarding related party transactions for the six months ended June 30, 1997, is as follows:

                                  PAYABLE TO
                              (RECEIVABLE FROM)  OTHER SHAREHOLDER  UNAFFILIATED
                                  ADVISOR AT     SERVICING EXPENSES  DIRECTORS'
                                JUNE 30, 1997     PAID TO ADVISOR       FEES
                              -----------------  ------------------ ------------

     Strong Value Fund             $20,595           $ 1,082          $   750
     Strong Opportunity Fund        98,826            18,544           10,746
     Strong Mid Cap Fund            36,030               277              750
     Strong Common Stock Fund       (9,357)           11,531            7,781
     Strong Growth Fund             60,117            24,216            8,138
     Strong Discovery Fund          21,965             9,063            3,654
     Strong Small Cap Fund          30,112             3,838            1,637

--------------------------------------------------------------------------------
June 30, 1997 (Unaudited)

4.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities during the six months ended June 30, 1997, were as follows:
                                        PURCHASES                SALES
                                      --------------        --------------
     Strong Value Fund                $   41,258,058        $   31,096,776
     Strong Opportunity Fund             858,810,564           993,466,136
     Strong Mid Cap Fund                  34,682,239            20,763,000
     Strong Common Stock Fund            592,517,689           545,364,383
     Strong Growth Fund                1,994,851,198         1,864,390,765
     Strong Discovery Fund               356,130,598           484,764,002
     Strong Small Cap Fund               493,054,867           456,499,765

5.   INCOME TAX INFORMATION
     The investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2004) for federal income tax purposes were as follows:

                                                                  AT JUNE 30, 1997                           AT DECEMBER 31, 1996
                                     -------------------------------------------------------------------     --------------------

                                        FEDERAL TAX      UNREALIZED        UNREALIZED            NET            NET CAPITAL LOSS
                                           COST         APPRECIATION      DEPRECIATION      APPRECIATION           CARRYOVERS
                                        -----------     ------------      ------------      ------------        ----------------


     Strong Value Fund               $   64,231,453    $ 10,146,203      ($   591,812)     $  9,554,391                    --
     Strong Opportunity Fund          1,441,437,974     360,697,647       (41,050,190)      319,647,457                    --
     Strong Mid Cap Fund                 12,102,716       2,027,107          (170,401)        1,856,706                    --
     Strong Common Stock Fund         1,151,581,694     325,902,375       (47,757,762)      278,144,613                    --
     Strong Growth Fund               1,205,801,496     305,297,717        (6,789,683)      298,508,034                    --
     Strong Discovery Fund              351,253,450      49,950,992       (24,097,680)       25,853,312           $17,679,542
     Strong Small Cap Fund              151,282,751      24,043,983        (2,318,040)       21,725,943             6,669,452

6.   INVESTMENTS IN AFFILIATES
     Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended June 30, 1997 is as follows:

                                                                                                                 DIVIDEND/INTEREST
                                      BALANCE OF          GROSS       GROSS SALES    BALANCE OF        VALUE          INCOME
                                      SHARES HELD       PURCHASES         AND        SHARES HELD     JUNE 30,    JAN. 1 - JUNE 30,
                                     JAN. 1, 1997     AND ADDITIONS   REDUCTIONS    JUNE 30, 1997      1997            1997
                                     ------------     -------------   ----------    -------------    --------    -----------------

     Strong Common Stock Fund
     ------------------------
     IHOP Corporation                    535,000             --          (35,000)       500,000     $15,500,000            --
     Software Spectrum                   274,000         11,000         (285,000)            --              --            --

     Strong Growth Fund
     ------------------
     PJ America                          256,500             --          (83,000)       173,500       2,949,500            --
     Sipex Spectrum                      400,000         40,500         (240,500)       200,000       7,250,000            --
     Strong Institutional Money Fund  68,000,000             --      (68,000,000)            --              --      $537,544

     Strong Discovery Fund
     ---------------------
     Foxmeyer Health Corporation       1,404,600             --       (1,404,600)            --              --            --
     Halsey Drug Company               1,000,095         64,830          (20,000)     1,044,925       4,746,109            --
     Movie Gallery, Inc.                 710,000         60,000           (7,500)       762,500       4,860,938            --


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------


STRONG VALUE FUND
-------------------------------------------------------------------------------------------------------------------
                                SELECTED PER-SHARE DATA(a)
                 --------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                             ------------------------------------   -------------------------------------
                                         Net Realized
                 Net Asset              and Unrealized    Total                                            Net Asset
                   Value,       Net         Gains         from       From Net    From Net                    Value,
                 Beginning   Investment  (Losses) on   Investment   Investment   Realized       Total        End of
                 of Period     Income    Investments   Operations     Income       Gains    Distributions    Period

June 30, 1997(b)   $11.55      $0.05       $1.39         $1.44       ($0.05)      ($0.02)      ($0.07)       $12.92
Dec. 31, 1996       10.00       0.13        1.55          1.68        (0.13)          --        (0.13)        11.55

STRONG VALUE FUND (Continued)

                                          RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------------
                                 Net                    Ratio of Net
                               Assets,       Ratio of    Investment               Average
                               End of        Expenses      Income     Portfolio  Commission
                    Total    Period (In     to Average   to Average   Turnover     Rate
                    Return    Millions)     Net Assets   Net Assets     Rate       Paid

June 30, 1997(b)   +12.5%       $74            1.4%*        0.9%*       57.1%     $0.0500
Dec. 31, 1996      +16.8%        55            1.5%         1.5%        89.5%      0.0513



  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.



STRONG OPPORTUNITY FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                     SELECTED PER-SHARE DATA(a)
                  -------------------------------------------------------------------------------------------------------------
                          INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                  -----------------------------------------------   -------------------------------------------------

                                        Net Realized
                  Net Asset            and Unrealized    Total                  In Excess                             Net Asset
                    Value,       Net       Gains          from       From Net     of Net      From Net                  Value,
                  Beginning  Investment      on        Investment   Investment  Investment    Realized      Total       End of
                  of Period    Income    Investments   Operations     Income      Income       Gains    Distributions   Period

June 30, 1997(c)   $35.26      $0.07        $3.25        $3.32        ($0.06)        --       ($0.67)     ($0.73)       $37.85
Dec. 31, 1996       33.35       0.20         5.78         5.98         (0.20)    ($0.05)       (3.82)      (4.07)        35.26
Dec. 31, 1995       27.71       0.20         7.28         7.48         (0.20)     (0.01)       (1.63)      (1.84)        33.35
Dec. 31, 1994       28.23       0.13         0.76         0.89         (0.13)        --        (1.28)      (1.41)        27.71
Dec. 31, 1993       24.70       0.06         5.10         5.16         (0.06)        --        (1.57)      (1.63)        28.23
Dec. 31, 1992       21.24       0.06         3.62         3.68         (0.06)        --        (0.16)      (0.22)        24.70

STRONG OPPORTUNITY FUND (Continued)

                                        RATIOS AND SUPPLEMENTAL DATA
                   -------------------------------------------------------------------
                               Net                  Ratio of Net
                             Assets,     Ratio of    Investment               Average
                             End of      Expenses      Income    Portfolio  Commission
                   Total   Period (In   to Average   to Average   Turnover     Rate
                   Return   Millions)   Net Assets   Net Assets     Rate      Paid(b)

June 30, 1997(c)    +9.6%    $1,767        1.3%*        0.4%*       54.8%    $0.0542
Dec. 31, 1996      +18.1%     1,770        1.3%         0.6%       103.3%     0.0503
Dec. 31, 1995      +27.3%     1,328        1.3%         0.7%        92.5%
Dec. 31, 1994       +3.2%       806        1.4%         0.5%        59.2%
Dec. 31, 1993      +21.2%       444        1.4%         0.2%       109.1%
Dec. 31, 1992      +17.4%       193        1.5%         0.3%       138.5%



  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended June 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.



STRONG MID CAP FUND
--------------------------------------------------------------------------------------------------------------------
                                SELECTED PER-SHARE DATA(a)
                 ---------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                             ------------------------------------   -------------------------------------
                                         Net Realized
                 Net Asset              and Unrealized    Total                                            Net Asset
                   Value,       Net         Gains         from       From Net    From Net                    Value,
                 Beginning   Investment  (Losses) on   Investment   Investment   Realized       Total        End of
                 of Period     Income    Investments   Operations     Income       Gains    Distributions    Period

June 30, 1997(b)   $10.00     ($0.03)       $0.13         $0.10         --          --            --         $10.10



STRONG MID CAP FUND (Continued)

                                          RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------------
                                 Net                    Ratio of Net
                               Assets,       Ratio of    Investment               Average
                               End of        Expenses      Income     Portfolio  Commission
                    Total    Period (In     to Average   to Average   Turnover     Rate
                    Return    Millions)     Net Assets   Net Assets     Rate       Paid

June 30, 1997(b)    +1.0%       $14            1.6%*       (0.7%)*      163.0%    $0.0606


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.


FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------


STRONG COMMON STOCK FUND
---------------------------------------------------------------------------------------------------------------------------
                                                     SELECTED PER-SHARE DATA(a)
                  -------------------------------------------------------------------------------------------------------------
                          INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                  -----------------------------------------------   -------------------------------------------------

                                        Net Realized
                  Net Asset            and Unrealized    Total                  In Excess                             Net Asset
                    Value,       Net       Gains          from       From Net     of Net      From Net                  Value,
                  Beginning  Investment      on        Investment   Investment  Investment    Realized      Total       End of
                  of Period    Income    Investments   Operations     Income      Income       Gains    Distributions   Period

June 30, 1997(c)   $20.24      $0.02        $2.94        $2.96            --         --        ($0.50)     ($0.50)      $22.70
Dec. 31, 1996       19.77       0.06         3.87         3.93        ($0.06)    ($0.05)        (3.35)      (3.46)       20.24
Dec. 31, 1995       16.74       0.11         5.25         5.36         (0.10)     (0.02)        (2.21)      (2.33)       19.77
Dec. 31, 1994       17.94       0.04        (0.13)       (0.09)        (0.04)        --         (1.07)      (1.11)       16.74
Dec. 31, 1993       15.07       0.04         3.74         3.78         (0.04)        --         (0.87)      (0.91)       17.94
Dec. 31, 1992       12.84       0.03         2.59         2.62         (0.01)        --         (0.38)(d)   (0.39)       15.07


STRONG COMMON STOCK FUND (Continued)

                                        RATIOS AND SUPPLEMENTAL DATA
                   -------------------------------------------------------------------
                               Net                  Ratio of Net
                             Assets,     Ratio of    Investment               Average
                             End of      Expenses      Income    Portfolio  Commission
                   Total   Period (In   to Average   to Average   Turnover     Rate
                   Return   Millions)   Net Assets   Net Assets     Rate      Paid(b)

June 30, 1997(c)   +14.9%    $1,428        1.2%*        0.2%*      45.6%     $0.0542
Dec. 31, 1996      +20.5%     1,244        1.2%         0.3%       90.9%      0.0456
Dec. 31, 1995      +32.4%     1,061        1.2%         0.5%       91.5%
Dec. 31, 1994       -0.5%       790        1.3%         0.3%       83.0%
Dec. 31, 1993      +25.2%       762        1.4%         0.2%       80.9%
Dec. 31, 1992      +20.8%       179        1.4%         0.1%      291.7%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended June 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.
(d)  Includes $0.22 ordinary income distribution for tax purposes.



STRONG GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                     SELECTED PER-SHARE DATA(a)
                  -------------------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                            -------------------------------------   -------------------------------------------------

                                        Net Realized
                  Net Asset            and Unrealized    Total      In Excess              In Excess                  Net Asset
                    Value,       Net       Gains          from        of Net     From Net   of Net                      Value,
                  Beginning  Investment      on        Investment   Investment   Realized  Realized        Total       End of
                  of Period    Income    Investments   Operations     Income       Gains     Gains      Distributions  Period

June 30, 1997 (c)  $18.50      ($0.03)      $1.76        $1.73           --      ($0.41)          --      ($0.41)      $19.82
Dec. 31, 1996       15.88       (0.03)       3.13         3.10       ($0.02)      (0.46)          --       (0.48)       18.50
Dec. 31, 1995       11.61       (0.04)       4.79         4.75        (0.03)      (0.16)       (0.29)      (0.48)       15.88
Dec. 31, 1994       10.00          --        1.72         1.72        (0.11)         --           --       (0.11)       11.61


STRONG GROWTH FUND (Continued)

                                        RATIOS AND SUPPLEMENTAL DATA
                   -------------------------------------------------------------------
                               Net                  Ratio of Net
                             Assets,     Ratio of    Investment               Average
                             End of      Expenses      Income    Portfolio  Commission
                   Total   Period (In   to Average   to Average   Turnover     Rate
                   Return   Millions)   Net Assets   Net Assets     Rate      Paid(b)
June 30, 1997 (c)   +9.7%    $1,501        1.3%*        (0.3%)*   144.3%     $0.0684
Dec. 31, 1996      +19.5%     1,308        1.3%         (0.2%)    294.9%      0.0478
Dec. 31, 1995      +41.0%       643        1.4%         (0.5%)    321.2%
Dec. 31, 1994      +17.3%       106        1.6%         (0.1%)    385.8%



  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended June 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.



STRONG DISCOVERY FUND
---------------------------------------------------------------------------------------------------------------------------

                                                     SELECTED PER-SHARE DATA(a)
                  -------------------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                             ------------------------------------   -------------------------------------------------

                                        Net Realized
                  Net Asset            and Unrealized    Total                  In Excess                             Net Asset
                    Value,       Net       Gains          from       From Net     of Net      From Net                  Value,
                  Beginning  Investment      on        Investment   Investment  Investment    Realized      Total       End of
                  of Period    Income    Investments   Operations     Income      Income       Gains    Distributions   Period

June 30, 1997(c)   $17.45      ($0.08)      $0.78        $0.70            --         --           --           --       $18.15
Dec. 31, 1996       18.96       (0.15)       0.35         0.20            --     ($1.12)       (0.59)      ($1.71)       17.45
Dec. 31, 1995       15.67       (0.05)       5.48         5.43            --      (0.10)       (2.04)       (2.14)       18.96
Dec. 31, 1994       18.05        0.16       (1.17)       (1.01)       ($0.11)     (0.58)       (0.68)       (1.37)       15.67
Dec. 31, 1993       16.01       (0.01)       3.48         3.47            --      (0.45)       (0.98)       (1.43)       18.05
Dec. 31, 1992       17.49       (0.06)       0.23         0.17            --         --        (1.65)(d)    (1.65)       16.01


STRONG DISCOVERY FUND (Continued)

                                        RATIOS AND SUPPLEMENTAL DATA
                   -------------------------------------------------------------------
                               Net                  Ratio of Net
                             Assets,     Ratio of    Investment               Average
                             End of      Expenses      Income    Portfolio  Commission
                   Total   Period (In   to Average   to Average   Turnover     Rate
                   Return   Millions)   Net Assets   Net Assets     Rate      Paid(b)

June 30, 1997(c)    +4.0%    $386          1.4%*        (0.9%)*      91.7%   $0.0590
Dec. 31, 1996       +1.5%     514          1.4%         (0.3%)      792.8%    0.0339
Dec. 31, 1995      +34.8%     599          1.4%         (0.4%)      516.0%
Dec. 31, 1994       -5.7%     388          1.5%          0.7%       606.1%
Dec. 31, 1993      +22.2%     302          1.5%         (0.2%)      668.2%
Dec. 31, 1992       +1.9%     193          1.5%         (0.4%)    1,258.6%


*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended June 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.
(d)  Includes $1.50 ordinary income distribution for tax purposes.


STRONG SMALL CAP FUND
--------------------------------------------------------------------------------------------------------
                                                    SELECTED PER-SHARE DATA(a)
                 ---------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS           LESS DISTRIBUTIONS
                            ------------------------------------     --------------------------

                                       Net Realized
                 Net Asset            and Unrealized     Total       In Excess                  Net Asset
                   Value,      Net         Gains          from         of Net                     Value,
                 Beginning  Investment  (Losses) on    Investment    Investment       Total       End of
                 of Period     Loss     Investments    Operations      Income     Distributions   Period

June 30, 1997(b)   $12.08    ($0.05)     ($1.02)        ($1.07)           --             --       $11.01
Dec. 31, 1996       10.00     (0.01)       2.28           2.27        ($0.19)        ($0.19)       12.08


                                      RATIOS AND SUPPLEMENTAL DATA
                  ---------------------------------------------------------------------

                               Net                  Ratio of Net
                             Assets,     Ratio of    Investment               Average
                             End of      Expenses      Income     Portfolio  Commission
                   Total   Period (In   to Average   to Average   Turnover     Rate
                  Return    Millions)   Net Assets   Net Assets     Rate       Paid

June 30, 1997(b)   -8.9%    $176           1.4%*       (1.0%)*     301.3%     $0.0546
Dec. 31, 1996     +22.7%    157            1.5%        (0.7%)      419.8%      0.0372


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.

NOTES
--------------------------------------------------------------------------------

                                    DIRECTORS
                                Richard S. Strong
                                  John Dragisic
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                            John Dragisic, President
                       Lawrence A. Totsky, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                              www.strong-funds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                    Strong Funds Distributors, Inc. 5496G97               97SGRO